---------------------
 ANNUAL
---------------------
 REPORT
---------------------

Balanced Fund

Equity Value Fund

Growth and Income Fund

Small Cap Fund

INSTITUTIONAL CLASS

MARCH 31, 1997

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A

  Balanced Fund                                                                2

  Equity Value Fund                                                            6

  Growth and Income Fund                                                      10

  Small Cap Fund                                                              14

PORTFOLIOS OF INVESTMENTS

  Balanced Fund                                                               19

  Equity Value Fund                                                           25

  Growth and Income Fund                                                      29

STAGECOACH FUNDS

  Statement of Assets and Liabilities                                         35

  Statements of Operations                                                    37

  Statements of Changes in Net Assets                                         39

  Financial Highlights                                                        42

  Notes to Financial Statements                                               51

  Independent Auditors' Report                                                65

MASTER INVESTMENT TRUST PORTFOLIO OF INVESTMENTS

  Master Investment Trust Small Cap Master Portfolio                          67

MASTER INVESTMENT TRUST

  Statement of Assets and Liabilities                                         73

  Statements of Operations                                                    74

  Statements of Changes in Net Assets                                         75

  Notes to Financial Statements                                               76

  Independent Auditors' Report                                                79

LIST OF ABBREVIATIONS                                                         81
 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
WELCOME TO THE 1997 STAGECOACH FUNDS ANNUAL REPORT.

This Report, dated March 31, 1997, comes to you six months after the previous Annual Report dated September 30, 1996. As we explained in the Shareholder Letter at that time, for administrative reasons, the Stagecoach Funds have shifted their financial year-end to March 31. This change does not otherwise affect the operation, nor does it affect the investment objectives, of the Funds.

The recently completed reporting period saw market volatility and the long-expected increase in the federal funds target rate. After months of debate on the rate of economic growth and the potential for increased rates of inflation, the Federal Reserve Board acted in March to raise rates by 0.25%. The Fed's action capped a six month period which showed only modest total return for the fixed-income market.

The equity market, as measured by the Standard & Poor's 500 Index, fell 7.20% in March from its January high. While this environment offered some challenges, we feel that much of the "bad news" has been greatly exaggerated. For example, the S&P 500 Index still enjoyed a 1997 year-to-date return through March 31 of 2.69%. The positive return for the six-month period ended March 31, 1997 was 11.24%. The news is similar concerning the further market correction that occurred after the reporting period. As of early May, the market had recouped much of its March and April losses.

Of course, equity issues do not rise and fall in unison. Large company stocks have fared well recently as investor dollars sought their greater security and reduced volatility. Various sectors such as technology and finance stocks have fluctuated acutely in recent months. Value stocks have outperformed growth stocks, in contrast to recent years.

It is all too easy to be confused by such a variety of returns and apparently conflicting information. That's why it is so important to truly understand the investment philosophies and long-range goals that govern your Fund. We have always felt that the more you understand your investment, the less likely you are to be unduly concerned with short-term developments.

The following pages discuss what factors have affected the returns for the Stagecoach Funds during the reporting period. These commentaries were written for you -- our shareholders -- as part of the Stagecoach Funds commitment to education, information and service as we help you meet your financial goals.

STAGECOACH FUNDS
MAY 1997

                                                           ---------------------

BALANCED FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Institutional Class shares for the six-month period ended March 31, 1997 was 8.27%. The one-year total return for the same share class was 13.07%.

WHAT DROVE STOCK PERFORMANCE AND HOW DID IT AFFECT THE FUND?

Stock market performance in 1996 was primarily driven by large cap stocks. Two sectors that performed well for the Fund were finance and technology. In technology, the Fund benefited by selecting stocks with compelling valuations after the 1996 mid-year technology correction. We looked for stocks with good price-to-earnings ratios, a history of earnings growth and solid fundamentals. As for the financial sector, bank stocks performed particularly well as the consolidation in that industry continued.

HOW HAS THE RECENT VOLATILITY IN THE STOCK MARKET AFFECTED YOUR OUTLOOK AND YOUR APPROACH?

We do not change our approach based on short-term market conditions. In fact, the recent downturn allowed us additional opportunity to practice our discipline and capture value by purchasing stocks we considered undervalued. In general, we were concerned that price-to-earnings ratios, which measure expected earnings against a stock's price, had reached unsustainable levels relative to underlying earnings growth for some issues. The correction helped bring these ratios back in line and has provided new market appreciation.

WHAT IS THE "VALUE" DISCIPLINE?

In broad terms, a value strategy is any one of several disciplined methods of selecting stocks that are under-priced compared to some measure of intrinsic value. One common method is to examine the price-to-earnings ratio. Another method might include book-to-price ratios, which examines a company's assets against liabilities. Whatever the method, the intention is to recognize "bargain" stocks before the market does. Value strategies are often contrasted with growth strategies which are based more on expectations of future earnings growth.

WHAT STRATEGIES DO YOU USE TO MANAGE THE BOND PORTFOLIO?

The bond portion of the Fund's portfolio is actively managed utilizing a "top-down" approach that attempts to take advantage of the business cycle. The top-down approach identifies key trends in the general economy, and then selects sectors or industries which are likely to benefit from those trends. The sector selection is among government, corporate and mortgage-backed bonds. The portfolio's sensitivity to interest rate changes as measured by its duration is carefully managed.

---------------------
2

                                                                   BALANCED FUND

WHAT ARE THE POTENTIAL ADVANTAGES OF THE BALANCED APPROACH?

The balanced approach seeks to provide a shareholder with participation in the equity market with a reduction in volatility, as well as the stability of income an investor might expect from the fixed income portion.

HOW IS THE ALLOCATION DETERMINED?

The allocation is reviewed and set monthly by Wells Fargo Bank's Senior Investment Strategy Committee in conjunction with the Fund's portfolio managers. A detailed model which measures the expected returns and risks of stocks, bonds and cash provides a base in setting the allocation within the Fund's risk tolerance.

WILL THE ALLOCATION CHANGE IN REACTION TO THE RECENT DECLINE IN THE STOCK
MARKET?

Activity at the Federal Reserve is one of the many economic factors which may effect an allocation change in the Fund's portfolio. Recent declines in the stock market seem to be a reaction to the Fed's recent increase in interest rates. Although the market is dynamic and economic factors can change rapidly, we presently expect to stay with the current allocation of 55% stocks and 45% bonds until we feel that the market has accounted for the Federal Reserve's actions in raising, and possibly continuing to raise, the federal funds target rate. Once we feel that the interest rate headwind from the Fed is over, we may gradually increase our equity exposure.

                                                           ---------------------

BALANCED FUND

---------------------
PERFORMANCE AT A GLANCE
INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                         SINCE 7/2/90
                                     1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
Average Annual Total Returns         13.07%      10.49%      11.07%      11.20%
---------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

On September 6, 1996, the Fund was reorganized as the successor to the Pacifica Balanced Fund (7/90 to 9/96). Historical performance has been calculated using returns produced by this Predecessor Fund. Institutional Class performance for periods prior to September 6, 1996 reflects Pacifica Balanced Fund Institutional Class performance.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
4

                                                                   BALANCED FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              LEHMAN BROS GOV'T/CORP BOND      STAGECOACH BALANCED FUND INSTITUTIONAL CLASS
            S&P 500 INDEX                INDEX                                    SHARES
Inception          $10,000                           $10,000                                          $10,000
Jul-90              $9,968                           $10,124                                          $10,040
Aug-90              $9,067                            $9,977                                           $9,660
Sep-90              $8,626                           $10,060                                           $9,500
Oct-90              $8,589                           $10,193                                           $9,501
Nov-90              $9,144                           $10,415                                           $9,916
Dec-90              $9,399                           $10,572                                          $10,145
Jan-91              $9,808                           $10,691                                          $10,382
Feb-91             $10,510                           $10,783                                          $10,783
Mar-91             $10,764                           $10,764                                          $10,969
Apr-91             $10,790                           $10,790                                          $10,948
May-91             $11,255                           $11,032                                          $11,177
Jun-91             $10,740                           $11,020                                          $10,875
Jul-91             $11,240                           $11,158                                          $11,201
Aug-91             $11,506                           $11,415                                          $11,453
Sep-91             $11,314                           $11,653                                          $11,474
Oct-91             $11,466                           $11,757                                          $11,591
Nov-91             $11,004                           $11,874                                          $11,230
Dec-91             $12,262                           $12,275                                          $12,024
Jan-92             $12,034                           $12,093                                          $12,079
Feb-92             $12,190                           $12,157                                          $12,253
Mar-92             $11,953                           $12,090                                          $12,111
Apr-92             $12,304                           $12,163                                          $12,341
May-92             $12,364                           $12,399                                          $12,308
Jun-92             $12,180                           $12,580                                          $12,211
Jul-92             $12,678                           $12,902                                          $12,555
Aug-92             $12,418                           $13,017                                          $12,322
Sep-92             $12,564                           $13,195                                          $12,511
Oct-92             $12,607                           $12,993                                          $12,533
Nov-92             $13,037                           $12,981                                          $12,847
Dec-92             $13,197                           $13,205                                          $13,082
Jan-93             $13,307                           $13,493                                          $13,461
Feb-93             $13,488                           $13,773                                          $13,679
Mar-93             $13,773                           $13,820                                          $14,036
Apr-93             $13,440                           $13,926                                          $13,932
May-93             $13,800                           $13,919                                          $14,187
Jun-93             $13,640                           $14,235                                          $14,407
Jul-93             $13,784                           $14,327                                          $14,524
Aug-93             $14,307                           $14,656                                          $15,018
Sep-93             $14,198                           $14,707                                          $14,992
Oct-93             $14,491                           $14,768                                          $15,193
Nov-93             $14,353                           $14,601                                          $15,110
Dec-93             $14,527                           $14,665                                          $15,530
Jan-94             $15,021                           $14,885                                          $16,002
Feb-94             $14,613                           $14,560                                          $16,772
Mar-94             $13,976                           $14,204                                          $15,178
Apr-94             $14,155                           $14,088                                          $15,127
May-94             $14,387                           $14,059                                          $15,191
Jun-94             $14,036                           $14,027                                          $15,011
Jul-94             $14,496                           $14,307                                          $15,297
Aug-94             $15,090                           $14,313                                          $15,622
Sep-94             $14,721                           $14,148                                          $15,336
Oct-94             $15,052                           $14,133                                          $15,284
Nov-94             $14,504                           $14,107                                          $14,903
Dec-94             $14,719                           $14,201                                          $14,939
Jan-95             $15,100                           $14,475                                          $14,884
Feb-95             $15,688                           $14,609                                          $15,343
Mar-95             $16,160                           $14,908                                          $15,565
Apr-95             $16,625                           $15,115                                          $15,776
May-95             $17,289                           $15,749                                          $16,240
Jun-95             $17,690                           $15,875                                          $16,339
Jul-95             $18,276                           $15,813                                          $16,652
Aug-95             $18,322                           $16,015                                          $16,723
Sep-95             $19,095                           $16,179                                          $16,965
Oct-95             $19,026                           $16,416                                          $16,865
Nov-95             $19,861                           $16,687                                          $17,367
Dec-95             $20,243                           $16,933                                          $17,585
Jan-96             $20,932                           $17,038                                          $17,818
Feb-96             $21,126                           $16,676                                          $17,818
Mar-96             $21,329                           $16,536                                          $18,109
Apr-96             $21,643                           $16,422                                          $18,328
May-96             $22,199                           $16,394                                          $18,606
Jun-96             $22,283                           $16,614                                          $18,607
Jul-96             $21,298                           $16,652                                          $19,062
Aug-96             $21,748                           $16,611                                          $18,312
Sep-96             $22,970                           $16,908                                          $18,911
Oct-96             $23,604                           $17,300                                          $19,588
Nov-96             $25,386                           $17,618                                          $20,563
Dec-96             $24,883                           $17,423                                          $20,467
Jan-97             $26,436                           $17,444                                          $20,856
Feb-97             $26,645                           $17,480                                          $21,042
Mar-97             $25,553                           $17,272                                          $20,475

The accompanying chart compares the performance of the Stagecoach Balanced Fund Institutional Class shares since the inception of the Predecessor Fund with the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment in Institutional Class Shares and reflects all operating expenses. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index. Please note that the Fund is a professionally managed mutual fund. The indexes presented here do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their performances would have been lower.

                                                           ---------------------

EQUITY VALUE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Institutional Class shares for the six-month period ended March 31, 1997 was 15.73%. The one-year total return for the same share class was 21.53%.

WHAT IS "VALUE" INVESTING? HOW DOES IT DIFFER FROM "GROWTH" STRATEGIES?

Value investing is a disciplined, opportunistic approach to buying stocks that are perceived to be priced inexpensively relative to earnings, book value or cash flow. Specifically, we look for stocks that are ranked in the lowest quintile of the market by price-to-earnings ratio. Growth fund managers focus primarily on the anticipated rate of earnings growth in companies and typically are prepared to pay a higher price for stocks compared to a value strategy.

WHY HAS THE RECENT PERIOD BEEN SO FAVORABLE FOR VALUE STRATEGIES?

Value strategies benefited from investor concerns over the recent high valuations on stocks in general. Many investors were, and remain, concerned that underlying fundamentals do not justify the high prices many issues are enjoying. Value strategies seek stocks selling for less than their intrinsic value. Many investors who were nervous about high stock prices found value strategies to be a relatively attractive way to participate in the equity markets.

WHAT MAKES LARGE COMPANY STOCKS ATTRACTIVE TO THE FUND?

The Fund is allowed to invest in a broad range of company, or "cap," sizes. There is no strict mandate to favor large cap companies. That being said, there are some advantages for the Fund in large cap investing. For one, larger cap companies have a greater margin of safety by virtue of their sheer size. The market may still over-react to bad news by pricing the stock too low, but the problem is rarely fatal to the company. There is also a greater element of visibility in larger companies where their missteps or corporate problems get scrutiny from a wider audience. Hence, the urgency to fix problems is often intensified for management.

ACCORDING TO THE FUND'S VALUE STRATEGY, WHEN DO YOU SELL A STOCK?

By definition, a value opportunity exists when a stock is priced cheaply relative to its intrinsic value or some other measure of valuation. Therefore, it is time to sell a stock when we believe it has reached its fair or intrinsic valuation. As a practical matter, when we purchase a stock, we are expecting a change to occur that will drive valuation up toward fair or intrinsic value. When that change has occurred, we typically sell the stock. Of course, there is always the possibility of a negative change occurring; if that happens, we re-evaluate our original thinking.

---------------------
6

                                                               EQUITY VALUE FUND

HOW DOES A VALUE STRATEGY FUNCTION DURING A MARKET DECLINE? DOES THE FUND ADOPT A DEFENSIVE POSITION?

A value strategy may act as a buffer in a market decline. Historically, most value strategies focus on companies with solid fundamentals to find stocks that are undervalued. Since this approach is by nature somewhat defensive, we generally do not adopt a defensive position during a market decline.

DESCRIBE SOME OF THE FACTORS THAT CAUSE YOU TO SELECT ONE STOCK OVER ANOTHER?

Once we have identified a pool of stocks that is trading at a low price-to-earnings ratio, we look for several other factors that make the stock compelling. These factors can be grouped into two categories: catalysts and management issues. Stocks are evaluated based on potential for a catalyst to create a positive event over the next 6-12 months. Events can be from the usual areas like earnings or sales, or from unusual areas, like settlement of regulatory or litigation issues. The management factor is critical to our success: we look for management that can articulate a clear, concise business strategy and has a plan to implement the strategy. We also want management to have an ownership stake and an incentive to drive the share price higher.

DO YOU LOOK AT PARTICULAR SECTORS? WHICH SECTORS HAVE DONE WELL? WHICH WERE DISAPPOINTING?

We do not look at sectors, except to be sure that a portfolio does not have an imprudently high weight in any single sector relative to the market. The financial sector has performed very well over the past several years, particularly in a strong economy with credit recovery and consolidation in the industry. Basic Industrials have been disappointing as a broad sector, but specific companies within the sector have performed very well.

HOW HAS THE CHANGE IN INVESTMENT ADVISER TO WELLS FARGO BANK AFFECTED THE FUND?

There has been no significant change to the investment objectives of the Fund. The Fund is operated under the original value investment style that was used when the Predecessor Fund was launched in 1990.

                                                           ---------------------

EQUITY VALUE FUND

---------------------
PERFORMANCE AT A GLANCE
INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
                                            1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
Average Annual Total Returns                21.53%     16.84%     16.53%     14.28%
-----------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

On September 6, 1996, the Fund was reorganized as the successor to the Pacifica Equity Value Fund (7/90 to 9/96). Historical performance has been calculated using returns produced by this Predecessor Fund for the applicable periods. Institutional Class performance reflects Pacifica Equity Value Fund Institutional Class performance for periods prior to September 6, 1996.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
8

                                                               EQUITY VALUE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              STAGECOACH EQUITY VALUE
                                       FUND
            S&P 500 INDEX   INSTITUTIONAL CLASS SHARES
Inception          $10,000                      $10,000
Jul-90              $9,968                       $9,950
Aug-90              $9,067                       $8,870
Sep-90              $8,626                       $8,480
Oct-90              $8,589                       $8,390
Nov-90              $9,144                       $8,994
Dec-90              $9,399                       $9,306
Jan-91              $9,808                       $9,581
Feb-91             $10,510                      $10,190
Mar-91             $10,764                      $10,485
Apr-91             $10,790                      $10,373
May-91             $11,255                      $10,699
Jun-91             $10,740                      $10,188
Jul-91             $11,240                      $10,630
Aug-91             $11,506                      $10,886
Sep-91             $11,314                      $10,773
Oct-91             $11,466                      $10,846
Nov-91             $11,004                      $10,186
Dec-91             $12,262                      $11,241
Jan-92             $12,034                      $11,400
Feb-92             $12,190                      $11,611
Mar-92             $11,953                      $11,463
Apr-92             $12,304                      $11,739
May-92             $12,364                      $11,601
Jun-92             $12,180                      $11,379
Jul-92             $12,678                      $11,720
Aug-92             $12,418                      $11,325
Sep-92             $12,564                      $11,507
Oct-92             $12,607                      $11,647
Nov-92             $13,037                      $12,151
Dec-92             $13,197                      $12,426
Jan-93             $13,307                      $12,890
Feb-93             $13,488                      $13,100
Mar-93             $13,773                      $13,609
Apr-93             $13,440                      $13,387
May-93             $13,800                      $13,831
Jun-93             $13,840                      $13,997
Jul-93             $13,784                      $14,153
Aug-93             $14,307                      $14,811
Sep-93             $14,198                      $14,755
Oct-93             $14,491                      $15,002
Nov-93             $14,353                      $14,957
Dec-93             $14,527                      $15,634
Jan-94             $15,021                      $16,305
Feb-94             $14,613                      $16,141
Mar-94             $13,976                      $15,438
Apr-94             $14,155                      $15,501
May-94             $14,387                      $15,654
Jun-94             $14,035                      $15,330
Jul-94             $14,496                      $15,662
Aug-94             $15,090                      $16,160
Sep-94             $14,721                      $15,860
Oct-94             $15,052                      $15,771
Nov-94             $14,504                      $15,206
Dec-94             $14,719                      $15,367
Jan-95             $15,100                      $15,202
Feb-95             $15,688                      $15,792
Mar-95             $16,150                      $16,204
Apr-95             $16,625                      $16,646
May-95             $17,289                      $17,157
Jun-95             $17,690                      $17,268
Jul-95             $18,276                      $17,976
Aug-95             $18,322                      $18,045
Sep-95             $19,095                      $18,490
Oct-95             $19,026                      $18,100
Nov-95             $19,861                      $18,908
Dec-95             $20,243                      $19,112
Jan-96             $20,932                      $19,476
Feb-96             $21,126                      $19,724
Mar-96             $21,329                      $20,264
Apr-96             $21,643                      $20,689
May-96             $22,199                      $21,011
Jun-96             $22,283                      $20,836
Jul-96             $21,298                      $19,895
Aug-96             $21,748                      $20,380
Sep-96             $22,970                      $21,280
Oct-96             $23,604                      $22,339
Nov-96             $25,386                      $24,122
Dec-96             $24,883                      $24,213
Jan-97             $26,436                      $25,166
Feb-97             $26,645                      $25,540
Mar-97             $25,553                      $24,627

The accompanying chart compares the performance of the Stagecoach Equity Value Fund Institutional Class shares since the inception of the Predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Institutional Class Shares and reflects all operating expenses. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

GROWTH AND INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Institutional Class shares for the six-month period ended March 31, 1997 was 7.92%. The one-year total return for the same share class was 13.88%.

HOW HAS THE FUND CAPTURED RETURNS? DID CERTAIN SECTORS DO WELL FOR THE FUND?

The fund has benefited from its positions in both the financial and technology sectors. In the financial sector there was consolidation among banks and increased productivity due to investment in technology. The technology sector also continued to do well despite some short-term setbacks, and we continue to be optimistic about its long range growth potential.

THE MARKET DECLINED SUBSTANTIALLY IN MARCH AND APRIL 1997. WHAT CAUSED THIS? HOW HAS THE FUND REACTED?

Much of the market decline in March and April can be attributed to the recent Federal Reserve increase in the federal funds target rate. The perception that the economy is growing too fast and that accelerated inflation is on the horizon contributed to the Fed's decision to act now rather than later. The Fund has reacted by, among other things, reducing its exposure to stocks in sectors such as banking which typically underperform in a rising interest rate environment, and which appear to us to be over-valued according to its price-to-earnings ratios or other measures. Overall, we believe the recent market slide to be a relatively short-term phenomenon. We believe the market will adjust to the new interest rate environment and that high growth sectors will continue to emerge.

WHAT IS THE DIFFERENCE BETWEEN A "VALUE" AND "GROWTH" STRATEGY? IS THIS A PURELY "GROWTH" FUND?

A growth strategy focuses on stocks that have, or are expected to have, strong earnings gains. Such stocks tend to have relatively high valuations, as measured by price-to-book ratios and price-to-earnings ratios. Growth stocks often pay low or no dividends since growth companies tend to reinvest profits into expansion and development. While growth stocks have historically outperformed other categories over time, they present investors with potentially higher risks and greater volatility. Value strategies, by contrast, try to find stocks that are selling for less than their intrinsic worth. A commonly used measure of a value stock is to contrast its price with its earnings performance. Value strategies believe that a stock will eventually rise to a price appropriate to its earnings potential. This Fund focuses on stocks with growth characteristics, but investments in undervalued stocks are made where it has been determined that expectations meet the Fund's growth and other criteria.

---------------------
10

                                                          GROWTH AND INCOME FUND

HOW DO YOU DECIDE THAT THE TIME HAS COME TO SELL A HOLDING?

A stock may be sold based on any one or a combination of factors. These factors include a negative change in a company's fundamentals; significant appreciation in the stock price relative to that company's expected future growth rate, which would suggest that the stock has become overvalued; a short-term price gain significant enough to warrant profit taking; or a more compelling investment opportunity in another company.

WHAT IS MEANT BY "BOTTOM-UP" INVESTING? WHAT DISTINGUISHES A MANAGEMENT TEAM?

"Bottom-up" investing refers to an investment style where stocks are bought and sold based on company-specific information and outlook without particular regard to general economic trends. While the Fund's investments are made almost entirely using "bottom up" practices, attention is paid to "top down" practices as prudence dictates. An example of a top down decision would be paring down financial stocks during a rising interest rate environment. A bottom up decision might be to buy a particular financial stock regardless of interest rates because the company's fundamentals make it attractive.

We assess company's management primarily on incentive compensation and management ownership. Compensation should be based on stock performance by, for example, granting stock options. Management ownership is also a key factor in ensuring that management's interests are aligned with shareholders.

WALL STREET TENDS TO VOTE REPUBLICAN, YET THE MARKET RALLIED AFTER PRESIDENT CLINTON WAS RE-ELECTED. IS THE EFFECT OF PRESIDENTIAL ELECTIONS ON THE STOCK MARKET OVERSTATED?

Presidential election results have economic and market impact, however, we believe their direct effect on the economy is muted. The economy, from a policy perspective, is driven more by Federal Reserve policy, tax policy, and spending trends, among others, each of which are affected by all three branches of the Federal government.

                                                           ---------------------

GROWTH AND INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                         SINCE 8/2/90
                                     1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
Average Annual Total Returns         13.88%      17.33%      14.02%      14.45%
---------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Growth and Income Fund commenced operations on January 1, 1992 as successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The Predecessor Fund's date of inception was August 2, 1990. The Institutional Class Shares commenced operations on September 6, 1996. The performance figures shown for the Institutional Class shares for periods prior to September 6, 1996, include the performance of the Predecessor Fund and expenses of the Fund's Class A shares which had the same investment objectives and strategies. Certain of the investment restrictions of the Stagecoach Growth and Income Fund differ somewhat from those of the Predecessor Fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
12

                                                          GROWTH AND INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            STAGECOACH GROWTH & INCOME
            S&P 500 INDEX   INSTITUTIONAL CLASS SHARES
Inception          $10,000                      $10,000
Aug-90              $9,096                      $10,060
Sep-90              $8,653                      $10,080
Oct-90              $8,617                      $10,130
Nov-90              $9,174                      $10,170
Dec-90              $9,429                      $10,290
Jan-91              $9,840                      $10,680
Feb-91             $10,543                      $11,080
Mar-91             $10,799                      $11,210
Apr-91             $10,824                      $11,250
May-91             $11,291                      $11,710
Jun-91             $10,774                      $11,140
Jul-91             $11,276                      $11,710
Aug-91             $11,543                      $12,000
Sep-91             $11,350                      $11,880
Oct-91             $11,503                      $12,090
Nov-91             $11,039                      $11,570
Dec-91             $12,302                      $12,840
Jan-92             $12,073                      $12,780
Feb-92             $12,229                      $13,020
Mar-92             $11,991                      $12,764
Apr-92             $12,343                      $13,106
May-92             $12,404                      $13,277
Jun-92             $12,219                      $12,960
Jul-92             $12,718                      $13,577
Aug-92             $12,458                      $13,314
Sep-92             $12,604                      $13,512
Oct-92             $12,648                      $13,766
Nov-92             $13,079                      $14,284
Dec-92             $13,239                      $14,566
Jan-93             $13,350                      $14,934
Feb-93             $13,532                      $14,619
Mar-93             $13,817                      $14,909
Apr-93             $13,483                      $14,551
May-93             $13,844                      $14,888
Jun-93             $13,885                      $14,609
Jul-93             $13,829                      $14,504
Aug-93             $14,353                      $15,245
Sep-93             $14,243                      $15,241
Oct-93             $14,538                      $15,761
Nov-93             $14,399                      $15,389
Dec-93             $14,573                      $15,796
Jan-94             $15,069                      $16,407
Feb-94             $14,660                      $16,150
Mar-94             $14,021                      $15,225
Apr-94             $14,201                      $15,408
May-94             $14,434                      $15,397
Jun-94             $14,080                      $15,048
Jul-94             $14,542                      $15,512
Aug-94             $15,138                      $16,008
Sep-94             $14,768                      $15,807
Oct-94             $15,100                      $15,937
Nov-94             $14,550                      $15,450
Dec-94             $14,766                      $15,750
Jan-95             $15,149                      $15,828
Feb-95             $15,738                      $16,588
Mar-95             $16,202                      $16,941
Apr-95             $16,679                      $17,188
May-95             $17,344                      $17,983
Jun-95             $17,747                      $18,416
Jul-95             $18,335                      $18,956
Aug-95             $18,381                      $19,249
Sep-95             $19,156                      $19,909
Oct-95             $19,088                      $19,289
Nov-95             $19,925                      $20,056
Dec-95             $20,309                      $20,302
Jan-96             $20,999                      $20,749
Feb-96             $21,194                      $21,549
Mar-96             $21,398                      $21,597
Apr-96             $21,712                      $22,362
May-96             $22,270                      $22,951
Jun-96             $22,355                      $22,452
Jul-96             $21,367                      $21,061
Aug-96             $21,818                      $21,714
Sep-96             $23,044                      $22,790
Oct-96             $23,680                      $23,517
Nov-96             $25,468                      $25,057
Dec-96             $24,964                      $24,664
Jan-97             $26,521                      $26,211
Feb-97             $26,731                      $25,492
Mar-97             $25,635                      $24,594

The accompanying chart compares the performance of the Stagecoach Growth and Income Fund Institutional Class shares since the inception of the Predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not directly available for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

SMALL CAP FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Institutional Class shares for the six-month period ended March 31, 1997 was -15.32%. The one-year total return for the same share class was -5.94%.

THE FUND HAS BEEN EXPERIENCING SOME SETBACKS RECENTLY. WHAT ARE SOME OF THE FACTORS AFFECTING THE FUND'S PERFORMANCE?

The largest factor affecting the Fund's performance has been the flow of investment dollars into large company stocks rather than the smaller capitalization "growth" stocks the Fund invests in. This move to large company stocks has been fueled, in part, by fears of higher inflation and slower economic growth. One of the ways in which these concerns have manifested themselves has been in investor anxiety over earnings reports. To some extent, a company's earnings and potential future earnings are what justify its high stock prices. If earnings disappointments occur, prices can drop substantially, particularly if there has also been a recent high rate of economic growth. Also, if investors are nervous about general trends, not enough "good news" can be perceived as "bad news.".

HAS THE DECLINE IN THESE SECTORS CHANGED YOUR FUNDAMENTAL OUTLOOK?

No. We are still very optimistic in our outlook for small cap stocks. In our opinion, the underlying foundation for the bull market -- low inflation and solid earnings growth -- remains intact. In fact, in our view the earnings growth prospects for many smaller companies are especially attractive given their current reduced valuations. The predicted timing of a turnaround is difficult, but a catalyst such as lower interest rates, a balanced budget amendment or strong cash flows into small cap mutual funds could propel the entire group higher.

WHAT ARE THE SPECIAL PROBLEMS FACED BY A SMALL CAP FUND DURING A GENERAL MARKET DECLINE? IS THERE A POTENTIAL LIQUIDITY PROBLEM AS MONEY RETREATS TO "SAFER" INVESTMENTS?

A large part of the recent decline has been due to the lack of liquidity in small cap stocks. However, small cap stocks are always less liquid than larger cap issues, even when the market is going up. Due to the relatively small size of this Fund, liquidity has not been a major problem in selling holdings or establishing new positions.

---------------------
14

                                                                  SMALL CAP FUND

THE FUND IS REQUIRED TO SELL A COMPANY'S STOCK WHEN THE COMPANY REACHES TWO BILLION DOLLARS IN CAPITALIZATION. SHORT OF REACHING THAT FIGURE, WHAT ARE SOME OTHER FACTORS IN YOUR "SELL DISCIPLINE"?

We continually review our holdings and will sell for a variety of reasons. Some of the key reasons might include a negative change in a company's fundamentals, a stock price becomes significantly overvalued relative to its expected growth rate, a concern about the management team or its effectiveness, or a more compelling opportunity in another stock presents itself elsewhere.

WHAT ARE YOU LOOKING FOR IN A COMPANY'S MANAGEMENT TEAM?

Management is an important criterion we use when evaluating a company. Due to the smaller size of the companies we buy, the ability of management is very instrumental in our decision when buying a stock. We expect management to own a substantial amount of stock and have their bonuses tied to the earnings of the company and/or the performance of the stock.

                                                           ---------------------

SMALL CAP FUND

---------------------
PERFORMANCE AT A GLANCE
INSTITUTIONAL CLASS SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                       SINCE 11/1/94
                                                           1 YEAR      INCEPTION
-------------------------------------------------------------------------------------
Average Annual Total Returns                               (5.94)%     30.45%
-------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Small Cap Fund invests in a master portfolio which in turn invests in individual securities.

The Small Cap Fund commenced operation on 9/16/96 as successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund (the "Predecessor Fund"). Inception date of the Predecessor Fund was 11/1/94.

Performance figures shown for periods prior to September 16, 1996 represent the performance of the Predecessor Fund which had the same investment objective and strategies as the Small Cap Fund. Performance figures also reflect expense differences between the Predecessor Fund and those of the Institutional Class in effect on 9/16/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
16

                                                                  SMALL CAP FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            STAGECOACH SMALL CAP FUND
                               INSTITUTIONAL CLASS
            S&P 500 INDEX            SHARES
Inception          $10,000                    $10,000
Nov-94              $9,636                    $10,120
Dec-94              $9,779                    $10,560
Jan-95             $10,032                    $10,590
Feb-95             $10,423                    $11,170
Mar-95             $10,730                    $11,770
Apr-95             $11,046                    $12,100
May-95             $11,486                    $12,370
Jun-95             $11,753                    $13,670
Jul-95             $12,142                    $15,170
Aug-95             $12,173                    $15,200
Sep-95             $12,686                    $16,150
Oct-95             $12,641                    $15,650
Nov-95             $13,195                    $17,150
Dec-95             $13,449                    $17,910
Jan-96             $13,907                    $18,260
Feb-96             $14,036                    $19,320
Mar-96             $14,171                    $20,210
Apr-96             $14,379                    $22,910
May-96             $14,748                    $24,680
Jun-96             $14,805                    $22,830
Jul-96             $14,150                    $19,490
Aug-96             $14,449                    $21,580
Sep-96             $15,261                    $22,450
Oct-96             $15,682                    $20,930
Nov-96             $16,866                    $21,430
Dec-96             $16,532                    $22,110
Jan-97             $17,564                    $22,440
Feb-97             $17,702                    $20,430
Mar-97             $16,977                    $19,010

The accompanying chart compares the performance of the Stagecoach Small Cap Fund Institutional Class shares since the inception of the Predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. Please note that the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not directly available for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
18

                                                                   BALANCED FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 55.88%
             AEROSPACE - 2.23%
     30,000  Rockwell International Corp                                     $  1,470,664  $   1,946,250

             AUTOMOBILE & RELATED - 2.55%
     20,000  Dana Corp                                                       $    611,600  $     657,500
     50,000  Ford Motor Co                                                      1,488,375      1,568,750
                                                                             ------------  --------------
                                                                             $  2,099,975  $   2,226,250

             BASIC INDUSTRIES - 1.34%
     60,000  Crompton & Knowles Corp                                         $    806,100  $   1,170,000

             BUILDING MATERIALS & SERVICES - 1.79%
     25,000  Willamette Industries Inc                                       $  1,482,497  $   1,562,501

             CAPITAL GOODS - 3.57%
     13,000  Harris Corp                                                     $  1,015,020  $     999,375
     20,386  Kennametal Inc                                                       755,673        738,993
     30,000  Lancaster Colony Corp                                              1,153,749      1,380,000
                                                                             ------------  --------------
                                                                             $  2,924,442  $   3,118,368

             COMPUTER SYSTEMS - 1.10%
      7,000  International Business Machines Corp                            $    741,405  $     961,625

             ELECTRICAL EQUIPMENT - 3.62%
     75,000  Lexmark International Group Inc Class A+                        $  1,540,482  $   1,818,750
     30,000  Seagate Technology Inc+                                              662,310      1,346,250
                                                                             ------------  --------------
                                                                             $  2,202,792  $   3,165,000

                                                           ---------------------

BALANCED FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 6.23%
     12,000  Atlantic Richfield Corp                                         $  1,417,555  $   1,620,000
     20,000  Cabot Corp                                                           539,980        480,000
      5,000  Mobil Corp                                                           426,878        653,125
      6,000  Royal Dutch Petroleum Co ADR (Netherlands)                           676,918      1,050,000
     15,000  Texaco Inc                                                         1,135,095      1,642,500
                                                                             ------------  --------------
                                                                             $  4,196,426  $   5,445,625

             FINANCE & RELATED - 12.57%
     24,000  Aetna Inc                                                       $  1,545,404  $   2,061,000
     35,800  American Bankers Insurance Group                                     831,325      1,745,250
     15,000  BankAmerica Corp                                                     696,817      1,511,250
     10,400  Chase Manhattan Bank                                                 358,200        973,700
    155,975  Mercury Financial Corp                                               373,265        409,434
     30,000  NationsBank                                                          928,277      1,661,250
     29,400  Providian Corp                                                       896,770      1,572,900
     22,000  Travelers Group Inc                                                  363,350      1,053,250
                                                                             ------------  --------------
                                                                             $  5,993,408  $  10,988,034

             FOOD & RELATED - 3.02%
     76,000  Archer-Daniels-Midland Co                                       $  1,401,076  $   1,358,500
     11,200  Philip Morris Co Inc                                                 627,548      1,278,200
                                                                             ------------  --------------
                                                                             $  2,028,624  $   2,636,700

             GENERAL BUSINESS & RELATED - 3.87%
     51,000  Fremont General Corp                                            $    959,354  $   1,434,375
     10,000  General Electric Co                                                  490,585        992,500
     22,000  Hercules Inc                                                         994,218        929,500
        812  NCR Corp                                                              26,986         28,623
                                                                             ------------  --------------
                                                                             $  2,471,143  $   3,384,998

             HEALTHCARE - 1.29%
     40,000  Health System International Class A+                            $  1,038,824  $   1,125,000

------------------------
20

                                                                   BALANCED FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 2.61%
     37,600  Unisource Worldwide Inc                                         $    737,909  $     578,100
     70,000  United Dominion Industries                                         1,684,599      1,706,250
                                                                             ------------  --------------
                                                                             $  2,422,508  $   2,284,350

             PHARMACEUTICALS - 2.38%
     26,000  Bristol-Myers Squibb Co                                         $    766,374  $   1,534,000
     15,000  Pharmacia and Upjohn Inc                                             397,019        549,375
                                                                             ------------  --------------
                                                                             $  1,163,393  $   2,083,375

             RETAIL & RELATED - 3.00%
     40,000  Costco Companies Inc+                                           $    614,455  $   1,105,000
     36,000  Rite Aid Corp                                                      1,065,539      1,512,000
                                                                             ------------  --------------
                                                                             $  1,679,994  $   2,617,000

             TELECOMMUNICATIONS - 1.93%
     15,000  AT & T Corp                                                     $    608,440  $     521,250
     25,000  GTE Corp                                                             827,406      1,165,625
                                                                             ------------  --------------
                                                                             $  1,435,846  $   1,686,875

             UTILITIES - 2.78%
     35,000  Cinergy Corp                                                    $  1,087,820  $   1,194,375
     28,000  Duke Power Co                                                      1,315,937      1,235,500
                                                                             ------------  --------------
                                                                             $  2,403,757  $   2,429,875
             TOTAL COMMON STOCKS                                             $ 36,561,798  $  48,831,826

                                                           ---------------------

BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 11.89%
             BANK & FINANCE - 5.66%
$ 1,000,000  Associates Corp of America                           6.32 %        02/28/00   $     983,750
  2,000,000  General Motors Acceptance Corp                       6.88          07/15/01       1,975,000
  1,000,000  Norwest Corp                                         7.13          04/01/00       1,006,250
  1,000,000  Societe Generale                                     7.40          06/01/06         981,250
                                                                                           --------------
                                                                                           $   4,946,250

             FOREIGN CORPORATE BONDS - 4.38%
$ 1,000,000  Bank of Austria                                      7.25 %        02/15/17   $     957,500
  1,500,000  Ontario, Province of                                 7.38          01/27/03       1,515,000
  1,500,000  Quebec, Province of                                  7.13          02/09/24       1,359,375
                                                                                           --------------
                                                                                           $   3,831,875

             INDUSTRIALS - 1.85%
$ 1,500,000  BP America Inc                                       9.38 %        11/01/00   $   1,612,500
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $  10,390,625
             (Cost $10,532,385)

             U.S. GOVERNMENT AGENCY SECURITIES - 14.84%
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.75%
$   157,669  FHLMC # 546103                                      10.50 %        08/01/19   $     170,243
    119,844  FHLMC #22-0009                                       8.25          08/01/01         121,790
    231,359  FHLMC #291786                                        8.50          01/01/09         238,240
    119,746  FHLMC #303407                                        8.50          12/01/02         122,076
                                                                                           --------------
                                                                                           $     652,349

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.18%
$   550,351  FNMA #190526                                         6.00 %        01/01/01   $     536,641
    513,518  FNMA #190588                                         6.50          01/01/09         497,609
  5,863,960  FNMA #351092                                         7.50          07/01/26       5,757,177
    239,717  FNMA #57843                                          8.00          06/01/08         244,504

------------------------
22

                                                                   BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$     8,421  FNMA #75336                                          9.50 %        02/01/09   $       9,027
    100,181  FNMA #83785                                          8.00          08/01/18         102,164
                                                                                           --------------
                                                                                           $   7,147,122

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.91%
$ 1,151,052  GNMA #376200                                         9.00 %        06/15/25   $   1,206,762
  1,549,571  GNMA #403934                                         9.00          08/15/24       1,628,119
    990,398  GNMA #423225                                         6.50          04/15/26         917,792
  1,480,780  GNMA #426993                                         7.00          05/15/26       1,413,405
                                                                                           --------------
                                                                                           $   5,166,078
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  12,965,549
             (Cost $12,985,658)

             U.S. TREASURY SECURITIES - 15.75%
             U.S. TREASURY BONDS - 3.24%
$ 1,500,000  U.S. Treasury Bonds                                  6.25 %        08/15/23   $   1,329,135
  1,500,000  U.S. Treasury Bonds                                  7.25          05/15/16       1,506,795
                                                                                           --------------
                                                                                           $   2,835,930

             U.S. TREASURY NOTES - 12.51%
$ 4,500,000  U.S. Treasury Notes                                  6.25 %        02/15/03   $   4,377,645
  5,000,000  U.S. Treasury Notes                                  6.38          01/15/99       5,000,000
  1,500,000  U.S. Treasury Notes                                  7.50          02/15/05       1,551,795
                                                                                           --------------
                                                                                           $  10,929,440
             TOTAL U.S. TREASURY SECURITIES                                                $  13,765,370
             (Cost $14,039,943)

                                                           ---------------------

BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.31%
             REPURCHASE AGREEMENTS - 2.31%
$   887,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50          04/01/97   $     887,000
  1,127,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          04/01/97       1,127,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   2,014,000
             (Cost $2,014,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $76,133,784)* (Notes 1 and 3)                     100.67%               $   87,967,370
              Other Assets and Liabilities, Net                        (0.67)                     (581,952)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   87,385,418
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 12,894,489
Gross Unrealized Depreciation     (1,060,903)
                                ------------
NET UNREALIZED APPRECIATION     $ 11,833,586
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
24

                                                               EQUITY VALUE FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.29%
             AUTOMOBILE & RELATED - 4.04%
     75,000  Dana Corp                                                       $  2,227,625  $   2,465,625
    200,000  Ford Motor Co                                                      5,957,750      6,275,000
                                                                             ------------  --------------
                                                                             $  8,185,375  $   8,740,625

             BASIC INDUSTRIES - 1.08%
    120,000  Crompton & Knowles Corp                                         $  1,689,000  $   2,340,000

             BUILDING MATERIALS & SERVICES - 2.31%
     80,000  Willamette Industries Inc                                       $  4,660,420  $   4,999,998

             CAPITAL GOODS - 5.73%
     33,000  Harris Corp                                                     $  2,576,588  $   2,536,875
     81,737  Kennametal Inc                                                     3,024,606      2,962,966
    150,000  Lancaster Colony Corp                                              5,636,866      6,900,000
                                                                             ------------  --------------
                                                                             $ 11,238,060  $  12,399,841

             COMPUTER SYSTEMS - 2.22%
     35,000  International Business Machines Corp                            $  3,669,090  $   4,808,125

             ELECTRICAL EQUIPMENT - 7.52%
    270,000  Lexmark International Group Inc Class A+                        $  5,411,711  $   6,547,500
    150,000  Seagate Technology Inc+                                            2,401,265      6,731,250
    160,000  Technitrol Inc                                                     1,672,138      3,000,000
                                                                             ------------  --------------
                                                                             $  9,485,114  $  16,278,750

             ENERGY & RELATED - 10.58%
     25,000  Atlantic Richfield Corp                                         $  2,953,240  $   3,375,000
     93,000  Cabot Corp                                                         2,510,907      2,232,000
     60,000  Exxon Corp                                                         4,121,284      6,465,000
     30,000  Mobil Corp                                                         2,118,677      3,918,750

                                                           ---------------------

EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     24,000  Royal Dutch Petroleum Co ADR (Netherlands)                      $  2,517,208  $   4,200,000
     24,890  Texaco Inc                                                         1,571,829      2,725,455
                                                                             ------------  --------------
                                                                             $ 15,793,145  $  22,916,205

             FINANCE & RELATED - 21.50%
     90,000  Aetna Inc                                                       $  6,017,961  $   7,728,750
     90,300  American Bankers Insurance Group                                   2,146,794      4,402,125
     55,000  BankAmerica Corp                                                   2,392,460      5,541,250
     27,040  Chase Manhattan Bank                                                 930,320      2,531,620
    150,000  Edwards A G & Sons Inc                                             3,872,426      4,612,500
     40,000  First Union Corp                                                   1,969,173      3,245,000
    692,861  Mercury Financial Corp                                             1,658,090      1,818,760
    120,000  NationsBank                                                        3,354,162      6,645,000
     68,000  Providian Corp                                                     2,058,634      3,638,000
     41,900  Republic New York Corp                                             1,744,592      3,692,438
     56,400  Travelers Group Inc                                                  607,005      2,700,150
                                                                             ------------  --------------
                                                                             $ 26,751,617  $  46,555,593

             FOOD & RELATED - 4.52%
    300,000  Archer-Daniels-Midland Co                                       $  5,545,536  $   5,362,500
     38,700  Philip Morris Co Inc                                               2,113,537      4,416,638
                                                                             ------------  --------------
                                                                             $  7,659,073  $   9,779,138

             GENERAL BUSINESS & RELATED - 6.64%
    202,550  Fremont General Corp                                            $  4,586,181  $   5,696,719
     45,000  General Electric Co                                                1,872,602      4,466,250
     94,000  Hercules Inc                                                       4,248,021      3,971,500
      6,687  NCR Corp                                                             216,644        235,717
                                                                             ------------  --------------
                                                                             $ 10,923,448  $  14,370,186

             HEALTHCARE - 2.21%
    170,000  Health System International Class A+                            $  4,428,165  $   4,781,250

------------------------
26

                                                               EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 6.55%
     40,000  Johnson Controls Inc                                            $  2,360,389  $   3,220,000
    197,300  Owens-Illinois Inc+                                                1,951,269      4,858,513
    144,000  Unisource Worldwide Inc                                            2,854,995      2,214,000
    160,000  United Dominion Industries                                         3,560,866      3,900,000
                                                                             ------------  --------------
                                                                             $ 10,727,519  $  14,192,513

             PHARMACEUTICALS - 3.19%
     80,000  Bristol-Myers Squibb Co                                         $  2,389,411  $   4,720,000
     60,000  Pharmacia and Upjohn Inc                                           1,588,076      2,197,500
                                                                             ------------  --------------
                                                                             $  3,977,487  $   6,917,500

             RETAIL & RELATED - 9.55%
    250,000  Costco Companies Inc+                                           $  3,676,250  $   6,906,250
    220,000  Rite Aid Corp                                                      6,553,900      9,240,000
     90,000  Sears Roebuck & Co                                                 3,257,400      4,522,500
                                                                             ------------  --------------
                                                                             $ 13,487,550  $  20,668,750

             TELECOMMUNICATIONS - 2.47%
     60,000  AT & T Corp                                                     $  2,471,839  $   2,085,000
     70,000  GTE Corp                                                           2,314,373      3,263,750
                                                                             ------------  --------------
                                                                             $  4,786,212  $   5,348,750

             TRANSPORTATION - 2.28%
     43,694  Conrail Inc                                                     $  3,128,228  $   4,926,499

             UTILITIES - 3.90%
    100,000  Cinergy Corp                                                    $  2,838,307  $   3,412,500
    114,000  Duke Power Co                                                      5,357,745      5,030,250
                                                                             ------------  --------------
                                                                             $  8,196,052  $   8,442,750
             TOTAL COMMON STOCKS                                             $148,785,555  $ 208,466,473

                                                           ---------------------

EQUITY VALUE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 4.20%
             REPURCHASE AGREEMENTS - 4.20%
$ 9,087,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.50%        04/01/97   $   9,087,000
             (Cost $9,087,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $157,872,555)* (Notes 1 and 3)                    100.49%               $  217,553,473
              Other Assets and Liabilities, Net                        (0.49)                   (1,052,911)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  216,500,562
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 62,103,108
Gross Unrealized Depreciation     (2,422,190)
                                ------------
NET UNREALIZED APPRECIATION     $ 59,680,918
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
28

                                                            GROWTH & INCOME FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.40%
             ADVERTISING - 1.94%
    126,600  Omnicom Group                                                   $  3,398,779  $   6,314,175

             APPLIANCES AND FURNITURE - 3.09%
    335,800  Sunbeam-Oster Co Inc                                            $  9,192,707  $  10,074,000

             AUTOMOBILE & RELATED - 2.99%
    223,500  Danaher Corp                                                    $  7,472,945  $   9,303,188
      1,400  General Motors Corp                                                   78,576         77,525
      6,800  General Motors Corp Class H                                          249,048        368,900
                                                                             ------------  --------------
                                                                             $  7,800,569  $   9,749,613

             BASIC INDUSTRIES - 8.49%
     82,300  Aluminum Co of America                                          $  4,979,342  $   5,596,400
     51,800  Colgate-Palmolive Co                                               4,434,722      5,160,575
    272,600  Monsanto Co                                                        7,026,822     10,426,950
    105,100  Nike Inc Class B                                                   6,303,188      6,516,200
                                                                             ------------  --------------
                                                                             $ 22,744,074  $  27,700,125

             COMMERCIAL SERVICES - 2.54%
    278,400  Service Corp International                                      $  6,855,324  $   8,282,400

             COMPUTER SOFTWARE - 3.12%
    200,400  First Data Corp                                                 $  7,108,711  $   6,788,550
     88,100  Oracle Systems Corp+                                               3,074,118      3,397,356
                                                                             ------------  --------------
                                                                             $ 10,182,829  $  10,185,906

                                                           ---------------------

GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SYSTEMS - 4.57%
     77,100  Cisco Systems Inc+                                              $  2,740,191  $   3,710,438
     45,000  Compaq Computer Corp+                                              3,548,801      3,448,125
      1,620  Lucent Technologies Inc                                               72,062         85,455
    320,508  Reynolds & Reynolds Co Class A                                     7,362,715      7,652,129
                                                                             ------------  --------------
                                                                             $ 13,723,769  $  14,896,147

             ELECTRICAL EQUIPMENT - 2.04%
    114,400  Nokia Corp ADR Class A                                          $  7,053,686  $   6,663,800

             ENERGY & RELATED - 9.22%
      4,000  Amoco Corp                                                      $    238,775  $     346,500
    100,900  Anadarko Petroleum Corp                                            4,952,184      5,663,013
     31,800  Mobil Corp                                                         2,959,758      4,153,875
    160,500  Reading & Bates Corp+                                              3,222,520      3,631,313
      5,600  Schlumberger Ltd                                                     391,467        600,600
    112,800  Sonat Inc                                                          3,522,823      6,147,600
     27,600  Texaco Inc                                                         1,914,586      3,022,200
     13,500  Tosco Corp                                                           139,638        384,750
     61,000  Transocean Offshore Inc                                            3,863,955      3,423,625
     87,090  U.S. Filter Corp                                                   2,760,059      2,688,904
                                                                             ------------  --------------
                                                                             $ 23,965,765  $  30,062,380

             FINANCE & RELATED - 18.11%
     99,100  Aetna Inc                                                       $  6,900,742  $   8,510,213
     72,500  American International Group Inc                                   7,502,279      8,509,688
     14,000  Bank of New York Inc                                                 221,138        514,500
     56,700  Cali Realty Corp                                                   1,514,324      1,814,400
     35,000  Chase Manhattan Bank                                               3,389,942      3,276,875
     57,300  Citicorp                                                           2,859,800      6,202,725
    259,600  Federal Home Loan Mortgage Corp                                    5,520,651      7,074,100
      5,600  Federal National Mortgage Assoc                                      107,503        202,300
     95,600  Household International Inc                                        4,472,204      8,209,650
    280,700  MBNA Corp                                                          5,588,545      7,824,513
      5,800  Mellon Bank Corp                                                     201,183        421,950

------------------------
30

                                                            GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
    155,800  Schwab (Charles) Corp                                           $  3,587,770  $   4,966,125
     74,300  Security Capital Industrial Trust                                  1,515,312      1,551,013
                                                                             ------------  --------------
                                                                             $ 43,381,393  $  59,078,052

             FOOD & RELATED - 1.85%
      8,000  Albertson's Inc                                                 $    244,280  $     272,000
      6,000  CPC International Inc                                                410,885        492,000
      7,500  McDonald's Corp                                                      225,889        354,375
     43,099  Philip Morris Co Inc                                               3,378,447      4,918,673
                                                                             ------------  --------------
                                                                             $  4,259,501  $   6,037,048

             GENERAL BUSINESS & RELATED - 3.95%
    198,400  Corning Inc                                                     $  7,292,529  $   8,804,000
    154,100  Corrections Corp of America+                                       4,910,883      3,736,925
        312  NCR Corp                                                               8,621         10,998
      8,000  Tribune Co                                                           243,338        324,000
                                                                             ------------  --------------
                                                                             $ 12,455,371  $  12,875,923

             HEALTHCARE - 1.99%
     37,500  Conseco Inc                                                     $  1,477,856  $   1,335,938
    208,900  Tenet Healthcare Corp+                                             4,398,678      5,144,163
                                                                             ------------  --------------
                                                                             $  5,876,534  $   6,480,101

             MANUFACTURING PROCESSING - 4.53%
     84,100  Allied Signal Inc                                               $  3,446,740  $   5,992,125
     84,400  Harsco Corp                                                        2,396,829      3,070,050
     75,200  Potash Corp of Saskatchewan Inc                                    5,293,543      5,715,200
                                                                             ------------  --------------
                                                                             $ 11,137,112  $  14,777,375

             MEDICAL EQUIPMENT & SUPPLIES - 2.31%
      6,900  Abbott Laboratories                                             $    233,541  $     387,263
    165,800  Baxter International Inc                                           6,841,360      7,150,125
                                                                             ------------  --------------
                                                                             $  7,074,901  $   7,537,388

                                                           ---------------------

GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             PHARMACEUTICALS - 2.87%
      6,500  Merck & Co Inc                                                  $    247,132  $     547,625
     46,000  Rhone-Poulenc Rorer Inc                                            3,396,997      3,404,000
     77,100  Smithkline Beecham Plc                                             3,980,499      5,397,000
                                                                             ------------  --------------
                                                                             $  7,624,628  $   9,348,625

             REAL ESTATE INVESTMENT TRUSTS - 4.75%
    112,100  Amli Residential Properties                                     $  2,438,175  $   2,578,300
     59,400  Equity Residential Properties Trust                                2,450,250      2,635,875
    148,600  Patriot American Hospitality Inc                                   3,177,426      3,603,550
    100,000  Spieker Properties Inc                                             2,929,145      3,900,000
     71,400  Starwood Lodging Trust                                             3,213,000      2,784,600
                                                                             ------------  --------------
                                                                             $ 14,207,996  $  15,502,325

             RETAIL & RELATED - 4.40%
    584,200  Corporate Express Inc+                                          $  9,994,560  $   5,988,050
     23,000  Costco Companies Inc+                                                390,500        635,375
     86,200  Gillette Co                                                        4,699,326      6,260,275
      6,000  Home Depot Inc                                                       264,475        321,000
      7,000  May Department Stores Co                                             295,624        318,500
      6,000  Medtronic Inc                                                        316,741        373,500
     11,000  Walgreen Co                                                          327,267        460,619
                                                                             ------------  --------------
                                                                             $ 16,288,493  $  14,357,319

             SEMICONDUCTORS - 4.00%
     46,800  Intel Corp                                                      $  2,474,427  $   6,511,050
     87,000  Micron Technology Inc                                              3,411,895      3,523,500
     50,000  Motorola Inc                                                       3,109,932      3,018,750
                                                                             ------------  --------------
                                                                             $  8,996,254  $  13,053,300

------------------------
32

                                                            GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 9.51%
    182,700  Alltel Corp                                                     $  4,668,120  $   5,937,750
      5,000  AT & T Corp                                                          174,782        173,750
    490,500  Ericson Telefonaktiebolaget L M Class B ADR                       10,341,438     16,585,031
    170,000  NEXTEL Communications Class A+                                     3,056,134      2,273,750
      5,500  SBC Communication Inc                                                232,000        289,438
    170,000  U.S. West Inc                                                      5,087,740      5,780,000
                                                                             ------------  --------------
                                                                             $ 23,560,214  $  31,039,719

             UTILITIES - 0.13%
     11,000  NIPSCO Industries Inc                                           $    333,508  $     431,750
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $260,113,407  $ 314,447,471

                                                           ---------------------

GROWTH & INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 0.55%
             CONVERTIBLE CORPORATE BONDS - 0.55%
$ 1,790,000  U.S. Filter Corp                                      4.50%        12/15/01   $   1,787,763
             (Cost $1,790,000)

             SHORT-TERM INSTRUMENTS - 3.37%
             REPURCHASE AGREEMENTS - 3.37%
$ 3,206,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.50%        04/01/97   $   3,206,000
  7,792,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.30         04/01/97       7,792,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  10,998,000
             (Cost $10,998,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $272,901,407)* (Notes 1 and 3)                    100.32%               $  327,233,234
              Other Assets and Liabilities, Net                        (0.32)                   (1,036,454)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  326,196,780
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 63,840,533
Gross Unrealized Depreciation     (9,508,706)
                                ------------
NET UNREALIZED APPRECIATION     $ 54,331,827
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
34

                              STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                                                   EQUITY
                                                BALANCED            VALUE
                                                    FUND             FUND
-------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $87,967,370     $217,553,473
  Cash                                             1,432            1,242
Receivables:
  Dividends and Interest                         518,912          221,538
  Fund shares sold                                     0          162,684
  Investment securities sold                      26,479                0
Due from administrator (Note 2)                        0                0
Organization expenses, net of
  amortization                                         0                0
Prepaid expenses                                  29,123           32,996
TOTAL ASSETS                                  88,543,316      217,971,933
LIABILITIES
Payables:
  Investment securities purchased                 21,158           93,984
  Distribution to shareholders                   751,418          630,800
  Fund shares redeemed                            51,838           19,717
  Due to sponsor and distributor (Note
    2)                                            34,540           69,728
  Due to WFB (Note 2)                            260,304          613,503
  Other                                           38,640           43,639

TOTAL LIABILITIES                              1,157,898        1,471,371

TOTAL NET ASSETS
                                             $87,385,418     $216,500,562
NET ASSETS CONSIST OF:
Paid-in capital                              $70,769,648     $143,398,773
Undistributed net investment income
  (loss)                                         168,768          137,418
Undistributed net realized gain (loss)
  on investments                               4,613,416       13,283,453
Net unrealized appreciation
  (depreciation) of investments               11,833,586       59,680,918
TOTAL NET ASSETS                             $87,385,418     $216,500,562
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A                         $31,632,136     $ 20,798,101
Shares outstanding - Class A                   2,633,218        1,441,712
Net asset value per share - Class A          $     12.01     $      14.43
Maximum offering price per share - Class
  A(1)                                       $     12.68     $      15.23
Net assets - Class B                         $   297,078     $  2,541,657
Shares outstanding - Class B                      27,524          215,124
Net asset value and offering price per
  share - Class B                            $     10.79     $      11.81
Net assets - Institutional Class             $55,456,204     $193,160,804
Shares outstanding - Institutional Class       4,622,245       13,387,315
Net asset value and offering price per
  share - Institutional Class                $     12.00     $      14.43
INVESTMENT AT COST (NOTE 3)                  $76,133,784     $157,872,555
-------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                               GROWTH AND
                                                   INCOME       SMALL CAP
                                                     FUND            FUND
-------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $327,233,234     $34,149,838(2)
  Cash                                              1,243               0
Receivables:
  Dividends and Interest                          584,629          18,938
  Fund shares sold                                237,962          35,767
  Investment securities sold                            0               0
Due from administrator (Note 2)                         0          38,379
Organization expenses, net of
  amortization                                      8,296          39,654
Prepaid expenses                                        0          16,614
TOTAL ASSETS                                  328,065,364      34,299,190
LIABILITIES
Payables:
  Investment securities purchased                       0               0
  Distribution to shareholders                    351,554               0
  Fund shares redeemed                             30,096               0
  Due to sponsor and distributor (Note
    2)                                            176,586          50,032
  Due to WFB (Note 2)                           1,192,047               0
  Other                                           118,301          37,448

TOTAL LIABILITIES                               1,868,584          87,480

TOTAL NET ASSETS
                                             $326,196,780     $34,211,710
NET ASSETS CONSIST OF:
Paid-in capital                              $262,984,188     $38,945,360
Undistributed net investment income
  (loss)                                           (1,392)          3,886
Undistributed net realized gain (loss)
  on investments                                8,882,157      (1,395,606)
Net unrealized appreciation
  (depreciation) of investments                54,331,827      (3,341,930)
TOTAL NET ASSETS                             $326,196,780     $34,211,710
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A                         $283,467,600     $ 3,106,767
Shares outstanding - Class A                   14,763,678         163,685
Net asset value per share - Class A          $      19.20     $     18.98
Maximum offering price per share - Class
  A(1)                                       $      20.26     $     20.03
Net assets - Class B                         $ 23,009,754     $ 1,904,921
Shares outstanding - Class B                    1,686,380         100,620
Net asset value and offering price per
  share - Class B                            $      13.64     $     18.93
Net assets - Institutional Class             $ 19,719,426     $29,200,022
Shares outstanding - Institutional Class          875,571       1,535,669
Net asset value and offering price per
  share - Institutional Class                $      22.52     $     19.01
INVESTMENT AT COST (NOTE 3)                  $272,901,407             N/A
-------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

------------------------
36

                                                        STATEMENTS OF OPERATIONS

                                                          BALANCED FUND               EQUITY VALUE FUND
                                             --------------------------     ---------------------------
                                                FOR THE         FOR THE         FOR THE         FOR THE
                                             SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                  ENDED           ENDED           ENDED           ENDED
                                              MARCH 31,       SEPT. 30,       MARCH 31,       SEPT. 30,
                                                   1997            1996            1997            1996
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 5)
  Dividends                                  $  572,621     $ 1,695,289     $ 2,261,031     $ 5,487,475
  Interest                                    1,493,191       3,615,714         185,093         555,570
  Expenses allocated from Master
    Portfolio                                       N/A             N/A             N/A             N/A
TOTAL INVESTMENT INCOME (LOSS)                2,065,812       5,311,003       2,446,124       6,043,045
EXPENSES (NOTE 2)
  Advisory fees                                 291,534         754,931         557,096       1,378,145
  Administration fees                            25,743         182,083          59,479         334,341
  Custody fees                                    8,115          25,343          18,607          48,252
  Shareholder servicing fees                    121,506          88,471         278,548          67,531
  Portfolio accounting fees                      40,088          38,371          52,974          38,482
  Transfer agency fees                           36,991         131,243          77,309          90,763
  Distribution fees                              16,862          82,632          12,053          58,241
  Amortization of organization expenses               0           4,329               0               0
  Legal and audit fees                           16,800          27,484          16,801          38,837
  Registration fees                              10,823          19,213          22,134          24,182
  Directors' fees                                 2,300           6,640           2,300           6,638
  Shareholder reports                            16,647          63,759          12,401          38,489
  Other                                           8,738          99,377          10,498          78,096
TOTAL EXPENSES                                  596,147       1,523,876       1,120,200       2,201,997
Less:
  Waived fees and reimbursed expenses          (115,650)       (209,580)        (54,206)       (102,285)
Net Expenses                                    480,497       1,314,296       1,065,994       2,099,712
NET INVESTMENT INCOME (LOSS)                  1,585,315       3,996,707       1,380,130       3,943,333

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               5,673,146      11,895,904      15,163,623      27,944,178
  Net change in unrealized appreciation
    (depreciation) of investments               957,295       3,445,959      15,837,356      17,614,459
NET GAIN (LOSS) ON INVESTMENTS                6,630,441      15,341,863      31,000,979      45,558,637
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                                  $8,215,756     $19,338,570     $32,381,109     $49,501,970
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF OPERATIONS

                                                                                       SMALL CAP FUND
                                                                             ------------------------
                                                                                                 FROM
                                                  GROWTH AND INCOME FUND                        SEPT.
                                             ---------------------------                     16, 1996
                                                                                             (COMMENCE-
                                                 FOR THE         FOR THE         FOR THE      MENT OF
                                              SIX MONTHS     NINE MONTHS      SIX MONTHS     OPERATIONS)
                                                   ENDED           ENDED           ENDED     TO
                                               MARCH 31,       SEPT. 30,       MARCH 31,        SEPT.
                                                    1997            1996            1997     30, 1996
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 5)
  Dividends                                  $ 2,444,201     $ 2,354,260     $    28,313     $    374
  Interest                                       423,928         571,670         107,875        4,319
  Expenses allocated from Master
    Portfolio                                        N/A             N/A        (110,341)      (9,948)
TOTAL INVESTMENT INCOME (LOSS)                 2,868,129       2,925,930          25,847       (5,255)
EXPENSES (NOTE 2)
  Advisory fees                                  782,529         799,899               0            0
  Administration fees                             64,992          51,193           8,027          492
  Custody fees                                    31,291          33,248               0            0
  Shareholder servicing fees                     478,131         457,088          37,310        2,460
  Portfolio accounting fees                       62,871          76,649               0            0
  Transfer agency fees                           175,860         217,737          10,523          689
  Distribution fees                              134,535         116,855           4,168            2
  Amortization of organization expenses            1,327           1,960           5,377          348
  Legal and audit fees                            13,100          19,966          26,893        2,664
  Registration fees                               26,146          36,888          17,455        1,230
  Directors' fees                                  2,490           3,630           2,490          205
  Shareholder reports                             74,683         108,869          10,958          820
  Other                                           28,983         110,106           5,024          286
TOTAL EXPENSES                                 1,876,938       2,034,088         128,225        9,196
Less:
  Waived fees and reimbursed expenses             (2,415)        (15,737)       (118,900)      (1,815)
Net Expenses                                   1,874,523       2,018,351           9,325        7,381
NET INVESTMENT INCOME (LOSS)                     993,606         907,579          16,522      (12,636)

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               10,102,690      14,694,253      (1,454,225)(1)   58,619(1)
  Net change in unrealized appreciation
    (depreciation) of investments             11,068,414      10,252,699      (3,802,835)(1)  460,905(1)
NET GAIN (LOSS) ON INVESTMENTS                21,171,104      24,946,952      (5,257,060)     519,524
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                                  $22,164,710     $25,854,531     $(5,240,538)    $506,888
-----------------------------------------------------------------------------------------------------

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.
The accompanying notes are an integral part of these financial statements.

---------------------
38

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                              BALANCED FUND
                                             ----------------------------------------------
                                              FOR THE SIX          FOR THE          FOR THE
                                             MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                                MARCH 31,        SEPT. 30,        SEPT. 30,
                                                     1997             1996             1995
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  1,585,315     $  3,996,707     $  3,914,845
  Net realized gain (loss) on sale of
    investments                                 5,673,146       11,895,904           38,123
  Net change in unrealized appreciation
    (depreciation) of investments                 957,295        3,445,959        5,217,447
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       8,215,756       19,338,570        9,170,415
NET EQUALIZATION CREDITS (DEBITS)                       0                0         (110,805)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                        (524,249)      (1,030,389)      (3,890,856)
  CLASS B                                            (785)               0                0
  INSTITUTIONAL CLASS                          (1,028,637)      (2,871,649)               0
In excess of net investment income
  CLASS A                                               0                0                0
  CLASS B                                               0                0                0
  INSTITUTIONAL CLASS                                   0          (23,043)               0
From net realized gain on sale of
  investments
  CLASS A                                        (505,037)      (3,380,108)      (4,373,450)
  CLASS B                                            (331)               0                0
  INSTITUTIONAL CLASS                          (1,013,783)      (8,265,228)               0
In excess of net realized gain on sale
  of investments
  CLASS A                                               0                0                0
  CLASS B                                               0                0                0
  INSTITUTIONAL CLASS                                   0                0                0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           1,158,984       15,479,177       12,865,491
  Reinvestment of dividends - Class A             812,743        4,242,084        7,817,760
  Cost of shares redeemed - Class A            (4,580,742)     (76,589,659)     (40,734,756)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         (2,609,015)     (56,868,398)     (20,051,505)
  Proceeds from shares sold - Class B             304,255            1,549                0
  Reinvestment of dividends - Class B                 452                0                0
  Cost of shares redeemed - Class B                (1,579)               0                0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                            303,128            1,549                0
  Proceeds from shares sold -
    Institutional Class                         3,125,636      115,568,034                0
  Reinvestment of dividends -
    Institutional Class                         1,651,464       10,566,690                0
  Cost of shares redeemed -
    Institutional Class                       (25,197,171)     (57,101,263)               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (20,420,071)      69,033,461                0
INCREASE (DECREASE) IN NET ASSETS             (17,583,024)      15,934,765      (19,256,201)
NET ASSETS:
  Beginning net assets                        104,968,442       89,033,677      108,289,878
  ENDING NET ASSETS                          $ 87,385,418     $104,968,442     $ 89,033,677
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            EQUITY VALUE FUND
                                             ------------------------------------------------
                                              FOR THE SIX           FOR THE           FOR THE
                                             MONTHS ENDED        YEAR ENDED        YEAR ENDED
                                                MARCH 31,         SEPT. 30,         SEPT. 30,
                                                     1997              1996              1995
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  1,380,130     $   3,943,333     $   3,267,649
  Net realized gain (loss) on sale of
    investments                                15,163,623        27,944,178         8,515,659
  Net change in unrealized appreciation
    (depreciation) of investments              15,837,356        17,614,459        13,330,878
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      32,381,109        49,501,970        25,114,186
NET EQUALIZATION CREDITS (DEBITS)                       0                 0           (68,961)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                        (111,000)         (271,396)                0
  CLASS B                                          (1,028)                0                 0
  INSTITUTIONAL CLASS                          (1,113,606)       (3,536,140)       (3,267,649)
In excess of net investment income
  CLASS A                                               0                 0                 0
  CLASS B                                               0                 0                 0
  INSTITUTIONAL CLASS                                   0          (152,875)         (118,088)
From net realized gain on sale of
  investments
  CLASS A                                        (165,769)       (3,065,374)                0
  CLASS B                                            (864)                0                 0
  INSTITUTIONAL CLASS                          (1,716,939)      (33,389,091)       (8,515,659)
In excess of net realized gain on sale
  of investments
  CLASS A                                               0                 0                 0
  CLASS B                                               0                 0                 0
  INSTITUTIONAL CLASS                                   0                 0        (1,098,738)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           3,128,244        65,541,864                 0
  Reinvestment of dividends - Class A             222,206         3,103,800                 0
  Cost of shares redeemed - Class A            (3,807,382)     (184,207,991)                0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                           (456,932)     (115,562,327)                0
  Proceeds from shares sold - Class B           2,636,307                26                 0
  Reinvestment of dividends - Class B                 973                 0                 0
  Cost of shares redeemed - Class B               (10,349)                0                 0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          2,626,931                26                 0
  Proceeds from shares sold -
    Institutional Class                        13,701,832       190,586,130        98,056,766
  Reinvestment of dividends -
    Institutional Class                         1,877,441        32,111,369        10,889,321
  Cost of shares redeemed -
    Institutional Class                       (55,593,181)      (61,556,058)     (119,436,631)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (40,013,908)      161,141,441       (10,490,544)
INCREASE (DECREASE) IN NET ASSETS              (8,572,006)       54,666,234         1,554,547
NET ASSETS:
  Beginning net assets                        225,072,568       170,406,334       168,851,787
  ENDING NET ASSETS                          $216,500,562     $ 225,072,568     $ 170,406,334
---------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $628,555 FOR CLASS A AND $17,334,017 FOR THE INSTITUTIONAL CLASS AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

---------------------
40

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             SMALL CAP FUND
                                                                                                ---------------------------
                                                                                                                 FROM SEPT.
                                                                     GROWTH AND INCOME FUND                        16, 1996
                                             ----------------------------------------------                     (COMMENCEMENT
                                                                                                FOR THE SIX     OF
                                              FOR THE SIX     FOR THE NINE          FOR THE          MONTHS     OPERATIONS)
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED           ENDED              TO
                                                MARCH 31,        SEPT. 30,         DEC. 31,       MARCH 31,       SEPT. 30,
                                                     1997         1996 (1)             1995            1997            1996
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $    993,606     $    907,579     $  1,835,782     $    16,522     $   (12,636)
  Net realized gain (loss) on sale of
    investments                                10,102,690       14,694,253        9,354,459      (1,454,225)         58,619
  Net change in unrealized appreciation
    (depreciation) of investments              11,068,414       10,252,699       25,841,652      (3,802,835)        460,905
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      22,164,710       25,854,531       37,031,893      (5,240,538)        506,888
NET EQUALIZATION CREDITS (DEBITS)                       0                0                0               0               0
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                        (921,552)        (902,578)      (1,827,656)              0               0
  CLASS B                                               0                0           (8,126)              0               0
  INSTITUTIONAL CLASS                             (77,222)         (11,005)               0               0               0
In excess of net investment income
  CLASS A                                               0                0                0               0               0
  CLASS B                                               0                0                0               0               0
  INSTITUTIONAL CLASS                                   0                0                0               0               0
From net realized gain on sale of
  investments
  CLASS A                                        (769,667)     (14,220,794)      (6,952,008)              0               0
  CLASS B                                         (47,154)        (490,320)        (179,310)              0               0
  INSTITUTIONAL CLASS                             (54,088)               0                0               0               0
In excess of net realized gain on sale
  of investments
  CLASS A                                               0       (2,238,898)               0               0               0
  CLASS B                                               0         (358,700)               0               0               0
  INSTITUTIONAL CLASS                                   0                0                0               0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          44,283,158       92,986,116       61,077,854       3,967,857          94,136
  Reinvestment of dividends - Class A           1,571,703       17,197,210       11,706,310               0               0
  Cost of shares redeemed - Class A           (35,197,194)     (40,873,885)     (35,699,783)       (556,553)              0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         10,657,667       69,309,441       37,084,381       3,411,304          94,136
  Proceeds from shares sold - Class B          11,003,396        8,483,020        4,557,982       2,296,961              25
  Reinvestment of dividends - Class B              47,228          848,356          184,612               0               0
  Cost of shares redeemed - Class B            (1,557,385)      (1,258,949)        (246,518)       (163,976)              0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          9,493,239        8,072,427        4,496,076       2,132,985              25
  Proceeds from shares sold -
    Institutional Class                         4,135,758       17,995,025                0      12,246,405      24,103,344
  Reinvestment of dividends -
    Institutional Class                            66,661                0                0               0               0
  Cost of shares redeemed -
    Institutional Class                        (4,289,351)        (341,372)               0      (2,987,916)        (54,923)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                (86,932)      17,653,653                0       9,258,489      24,048,421
INCREASE (DECREASE) IN NET ASSETS              40,359,001      102,667,757       69,645,250       9,562,240      24,649,470
NET ASSETS:
  Beginning net assets                        285,837,779      183,170,022      113,524,772      24,649,470               0
  ENDING NET ASSETS                          $326,196,780     $285,837,779     $183,170,022     $34,211,710     $24,649,470
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                         BALANCED FUND (2)
                                                ------------------------------------------
                                                                                   CLASS A
                                                ------------------------------------------
                                                      SIX
                                                   MONTHS       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED
                                                MARCH 31,  SEPT. 30,  SEPT. 30,  SEPT. 30,
                                                     1997       1996       1995       1994
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.46     $11.84     $11.67     $12.71
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.19       0.36       0.46*      0.43*
  Net realized and unrealized gain (loss) on
    investments                                      0.74       0.89       0.68*     (0.13)*
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.93       1.25       1.14       0.30
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.19)     (0.35)     (0.47)     (0.46)
  Distributions from net realized gain              (0.19)     (1.28)     (0.50)     (0.88)
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.38)     (1.63)     (0.97)     (1.34)
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $12.01     $11.46     $11.84     $11.67
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                       8.15%     10.51%     10.62%      2.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $31,632    $32,640    $89,034   $108,290
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets           1.05%      1.31%      1.03%      1.09%
  Ratio of net investment income (loss) to
    average net assets                              3.20%      2.98%      4.05%      3.55%
Portfolio turnover                                    43%       131%        90%        35%
Average commission rate paid(1)                   $0.0802    $0.0603        N/A        N/A
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses            1.30%      1.48%      1.05%      1.11%
Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses                               2.95%      2.81%      4.03%      3.53%
------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") SERVED AS THE FUND'S ADVISER. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

---------------------
42

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     BALANCED FUND (2) (CONT.)
                              ----------------------------------------------------------------
                                                                 CLASS B   INSTITUTIONAL CLASS
                                   CLASS A (CONT.)  --------------------  --------------------
                              --------------------        SIX                   SIX
                                   YEAR       YEAR     MONTHS     PERIOD     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                              SEPT. 30,  SEPT. 30,  MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                   1993       1992       1997   1996 (3)       1997   1996 (4)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $11.18     $10.80     $10.24     $10.00     $11.45     $11.84
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.44*      0.42*      0.08       0.00       0.21       0.40
  Net realized and
    unrealized gain (loss)
    on investments                 1.72*      0.53*      0.72       0.24       0.74       0.89
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       2.16       0.95       0.80       0.24       0.95       1.29
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.43)     (0.43)     (0.08)      0.00      (0.21)     (0.40)
  Distributions from net
    realized gain                 (0.20)     (0.14)     (0.17)      0.00      (0.19)     (1.28)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.63)     (0.57)     (0.25)      0.00      (0.40)     (1.68)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $12.71     $11.18     $10.79     $10.24     $12.00     $11.45
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                    19.83%      9.03%      7.84%      2.40%      8.27%     10.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $104,434    $65,226       $297         $2    $55,456    $72,327
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            1.01%      1.02%      1.70%      0.00%      0.95%      0.94%
  Ratio of net investment
    income (loss) to average
    net assets                    3.62%      3.76%      2.48%      3.09%      3.30%      3.29%
Portfolio turnover                  60%        49%        43%       131%        43%       131%
Average commission rate
  paid(1)                           N/A        N/A    $0.0802    $0.0603    $0.0802    $0.0603
----------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.06%      1.10%      7.85%      0.66%      1.18%      1.11%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        3.57%      3.68%      (3.67)%     2.43%     3.07%      3.12%
----------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") SERVED AS THE FUND'S ADVISER. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     EQUITY VALUE FUND (2)
                                                ------------------------------------------
                                                                                   CLASS A
                                                ------------------------------------------
                                                      SIX
                                                   MONTHS       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED
                                                MARCH 31,  SEPT. 30,  SEPT. 30,  SEPT. 30,
                                                     1997       1996       1995       1994
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $12.66     $13.27     $12.36     $13.17
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.08       0.20       0.24*      0.20*
  Net realized and unrealized gain (loss) on
    investments                                      1.89       1.60       1.63*      0.74*
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     1.97       1.80       1.87       0.94
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.08)     (0.19)     (0.25)     (0.21)
  Distributions from net realized gain              (0.12)     (2.22)     (0.71)     (1.54)
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.20)     (2.41)     (0.96)     (1.75)
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $14.43     $12.66     $13.27     $12.36
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                      15.63%     14.27%     16.58%      7.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $20,798    $18,453   $170,406   $168,852
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets           1.05%      1.18%      0.96%      0.99%
  Ratio of net investment income (loss) to
    average net assets                              1.14%      1.73%      1.97%      1.60%
Portfolio turnover                                    45%        91%        75%        41%
Average commission rate paid(1)                   $0.0800    $0.0558        N/A        N/A
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses            1.12%      1.22%      0.98%      1.01%
Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses                               1.07%      1.69%      1.95%      1.58%
------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") SERVED AS THE FUND'S ADVISER. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

---------------------
44

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                 EQUITY VALUE FUND (2) (CONT.)
                              ----------------------------------------------------------------
                                                                 CLASS B   INSTITUTIONAL CLASS
                                   CLASS A (CONT.)  --------------------  --------------------
                              --------------------        SIX                   SIX
                                   YEAR       YEAR     MONTHS     PERIOD     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                              SEPT. 30,  SEPT. 30,  MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                   1993       1992       1997   1996 (3)       1997   1996 (4)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $10.73     $10.45     $10.34     $10.00     $12.65     $13.27
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.21*      0.20*      0.01       0.00       0.09       0.22
  Net realized and
    unrealized gain (loss)
    on investments                 2.75*      0.49*      1.57       0.34       1.89       1.61
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       2.96       0.69       1.58       0.34       1.98       1.83
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.23)     (0.22)     (0.01)      0.00      (0.08)     (0.23)
  Distributions from net
    realized gain                 (0.29)     (0.19)     (0.10)      0.00      (0.12)     (2.22)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.52)     (0.41)     (0.11)      0.00      (0.20)     (2.45)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $13.17     $10.73     $11.81     $10.34     $14.43     $12.65
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                    28.22%      6.81%     15.31%      3.40%     15.73%     14.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $140,551    $92,915     $2,542         $0   $193,161   $206,620
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.98%      1.02%      1.70%      0.00%      0.95%      0.87%
  Ratio of net investment
    income (loss) to average
    net assets                    1.73%      1.86%      0.34%      1.83%      1.25%      1.69%
Portfolio turnover                  82%        78%        45%        91%        45%        91%
Average commission rate
  paid(1)                           N/A        N/A    $0.0800    $0.0558    $0.0800    $0.0558
----------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        0.99%        N/A      2.19%        N/A      0.99%      0.92%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.72%        N/A      (0.15)%       N/A     1.21%      1.64%
----------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") SERVED AS THE FUND'S ADVISER. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   GROWTH AND INCOME FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX       NINE
                                                             MONTHS     MONTHS       YEAR
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,   DEC. 31,
                                                               1997   1996 (2)       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.91     $17.26     $14.10
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.06       0.07       0.19
  Net realized and unrealized gain (loss) on investments       1.34       2.00       3.87
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               1.40       2.07       4.06
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.06)     (0.07)     (0.19)
  Distributions from net realized gain                        (0.05)     (1.35)     (0.71)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.11)     (1.42)     (0.90)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $19.20     $17.91     $17.26
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 7.86%     12.45%     28.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $283,468   $254,498   $178,488
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     1.14%      1.18%      1.18%
  Ratio of net investment income (loss) to average net
    assets                                                    0.65%      0.56%      1.23%
Portfolio turnover                                              40%        83%       100%
Average commission rate paid(1)                             $0.0799    $0.0702        N/A
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                  N/A      1.19%      1.21%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses           N/A      0.55%      1.20%
-----------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.

The accompanying notes are an integral part of these financial statements.

---------------------
46

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                GROWTH AND INCOME FUND (CONT.)
                              ----------------------------------------------------------------
                                                                                       CLASS B
                                              CLASS A (CONT.)  -------------------------------
                              -------------------------------        SIX       NINE
                                   YEAR       YEAR       YEAR     MONTHS     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,  MARCH 31,  SEPT. 30,   DEC. 31,
                                   1994       1993       1992       1997   1996 (2)   1995 (3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $14.75     $13.88     $12.84     $12.74     $12.29     $10.00
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.22       0.23       0.27       0.00      (0.01)      0.05
  Net realized and
    unrealized gain (loss)
    on investments                (0.27)      0.93       1.44       0.94       1.42       2.79
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      (0.05)      1.16       1.71       0.94       1.41       2.84
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.22)     (0.23)     (0.27)      0.00       0.00      (0.05)
  Distributions from net
    realized gain                 (0.38)     (0.06)     (0.40)     (0.04)     (0.96)     (0.50)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.60)     (0.29)     (0.67)     (0.04)     (0.96)     (0.55)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $14.10     $14.75     $13.88     $13.64     $12.74     $12.29
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     (0.29)%     8.44%    13.45%      7.36%     11.89%     28.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $113,525   $112,236    $44,883    $23,010    $12,832     $4,682
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            1.11%      0.93%      0.42%      1.86%      1.93%      1.87%
  Ratio of net investment
    income (loss) to average
    net assets                    1.51%      1.72%      2.31%      (0.06)%     (0.12)%     0.43%
Portfolio turnover                  71%        55%        80%        40%        83%       100%
Average commission rate
  paid(1)                           N/A        N/A        N/A    $0.0799    $0.0702        N/A
----------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.15%      1.11%      1.10%      1.89%      2.03%      2.21%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.47%      1.54%      1.63%      (0.09)%     (0.22)%    0.09 %
----------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       GROWTH AND INCOME
                                                                            FUND (CONT.)
                                                                    --------------------
                                                                     INSTITUTIONAL CLASS
                                                                    --------------------
                                                                          SIX
                                                                       MONTHS     PERIOD
                                                                        ENDED      ENDED
                                                                    MARCH 31,  SEPT. 30,
                                                                         1997   1996 (2)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $21.01     $20.03
                                                                    ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.09       0.02
  Net realized and unrealized gain (loss) on investments                 1.57       0.97
                                                                    ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                         1.66       0.99
LESS DISTRIBUTIONS:
  Dividends from net investment income                                  (0.09)     (0.01)
  Distributions from net realized gain                                  (0.06)      0.00
                                                                    ---------  ---------
TOTAL FROM DISTRIBUTIONS                                                (0.15)     (0.01)
                                                                    ---------  ---------
NET ASSET VALUE, END OF PERIOD                                         $22.52     $21.01
                                                                    ---------  ---------
                                                                    ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                           7.92%      3.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $19,719    $18,508
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                               1.01%      0.96%
  Ratio of net investment income (loss) to average net assets           0.78%      1.27%
Portfolio turnover                                                        40%        83%
Average commission rate paid(1)                                       $0.0799    $0.0702
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                     N/A        N/A
Ratio of net investment income (loss) to average net assets prior
  to waived fees and reimbursed expenses                                  N/A        N/A
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

---------------------
48

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                SMALL CAP FUND (3)
                              ------------------------------------------------------------------------------------
                                               CLASS A                       CLASS B           INSTITUTIONAL CLASS
                              ------------------------      ------------------------      ------------------------
                                    SIX                           SIX                           SIX
                                 MONTHS         PERIOD         MONTHS         PERIOD         MONTHS         PERIOD
                                  ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                              MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,
                                   1997           1996           1997           1996           1997           1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $22.45         $22.01         $22.46         $22.02         $22.45         $22.01
                              ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                        (0.01)          0.00          (0.04)          0.00           0.02           0.00
  Net realized and
    unrealized gain (loss)
    on investments                (3.46)          0.44          (3.49)          0.44          (3.46)          0.44
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      (3.47)          0.44          (3.53)          0.44          (3.44)          0.44
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              0.00           0.00           0.00           0.00           0.00           0.00
  Distributions from net
    realized gain                  0.00           0.00           0.00           0.00           0.00           0.00
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL FROM DISTRIBUTIONS           0.00           0.00           0.00           0.00           0.00           0.00
                              ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF
  PERIOD                         $18.98         $22.45         $18.93         $22.46         $19.01         $22.45
                              ---------      ---------      ---------      ---------      ---------      ---------
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL RETURN (NOT
  ANNUALIZED)                    (15.46)%        2.00%         (15.72)%        2.00%         (15.32)%        2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $3,107            $96         $1,905             $0        $29,200        $24,553
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.10(4)        1.03(4)        1.75(4)       0.00%           0.75(4)        1.60(4)
  Ratio of net investment
    income (loss) to average
    net assets                    (0.23)%(4)     (0.59)%(4)     (0.85)%(4)     0.00%           0.16(4)       (1.15)%(4)
Portfolio turnover                  N/A            N/A            N/A            N/A            N/A            N/A
Average commission rate
  paid(1)                           N/A            N/A            N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.80(4)       38.54(4)        3.55(4)       0.00%           1.65(4)        1.63(4)
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        (1.93)%(4)    (38.10)%(4)     (2.65)%(4)     0.00%          (0.74)%(4)     (1.18)%(4)
------------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
50

                                                   NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers the following nineteen separate diversified funds: the Aggressive Growth, Asset Allocation, Balanced, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Growth and Income, Government Money Market Mutual, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual, and U.S. Government Allocation Funds; and five non-diversified funds: the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, and Oregon Tax-Free Funds. These financial statements represent the Balanced, Equity Value, Growth and Income, and Small Cap Funds (the "Funds").

The Company changed its fiscal year-end from September 30 to March 31.

At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Balanced and Equity Value Funds were established to acquire all of the assets and assume all of the liabilities of the Pacifica Balanced and Equity Value Funds, respectively. Additionally, the Stagecoach Growth and Income Fund acquired all of the assets and assumed all of the liabilities of the Pacifica Growth Fund. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund.

All performance and financial data presented in this annual report for the Balanced and Equity Value Funds for periods prior to September 6, 1996, refers to the Predecessor Funds.

Each of the Funds presented in this book offers Class A, Class B, and Institutional Class shares. The three classes of shares differ principally in the applicable sales charges, shareholder servicing fees, transfer agency fees and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
expenses allocable to each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, service and transfer agency fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

The Funds invest in a range of securities, generally including money market instruments, equities, and U.S. government securities.

Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the reported bid prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by procedures approved by the Company's Board of Directors.

The Small Cap Fund invests only in interests of the Small Cap Master Portfolio (the "Master Portfolio"), of Master Investment Trust ("MIT"). The Master Portfolio has the same investment objective as the Fund. The value of the Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (89.26%) at March 31, 1997. The Master Portfolio's investments include equities, fixed-, variable- and floating-rate instruments. Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the last reported bid prices. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, excluding debt securities maturing in 60 days or less, are valued at the most recent bid prices, or if such prices are not

---------------------
52

                                                   NOTES TO FINANCIAL STATEMENTS
readily available, at fair value as determined in accordance with procedures approved by the Board of Trustees. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

The Balanced and Equity Value Funds had permanent book/tax differences primarily attributable to equalization credits. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, accumulated undistributed net investment income was credited $152,314, accumulated undistributed net realized gains was charged $41,509 and paid-in-capital was charged $110,805 for the Balanced Fund. For the Equity Value Fund, accumulated net investment income was credited $187,049, accumulated undistributed net realized gains was charged $118,088 and paid-in-capital was charged $68,961. Effective October 1, 1996, the Funds no longer use equalization accounting.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's and Master Portfolio's (in this paragraph, the "Funds") Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements entered into and held in the Funds at March 31, 1997, are collateralized by U.S. Government obligations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Funds, with the exception of the Small Cap Fund, are declared and distributed quarterly. Dividends to shareholders from net investment income of the Small Cap Fund are declared and distributed annually. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

FEDERAL INCOME TAXES

Each Fund of the Company is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1996.

The Small Cap Fund had capital loss carryforwards at December 31, 1996 of $1,316,991 that will expire in the year 2004. The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. No capital gain distribution shall be made until the capital loss carryforward has been fully utilized or has expired.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on the sale of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION EXPENSES

The Funds have been charged for expenses incurred in connection with the organization and initial registration of the Funds and/or classes of shares. These expenses are being amortized by the Funds on a straight-line basis over 60 months from the date each Fund and/or class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds (other than the Small Cap Fund) with WFB. Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management. Under the contracts with the Balanced and Equity Value Funds, WFB is entitled to be paid by each Fund a monthly advisory fee at an annual rate of 0.60% and 0.50%,

---------------------
54

                                                   NOTES TO FINANCIAL STATEMENTS
respectively, of such Fund's average daily net assets. Under the contract with the Growth and Income Fund, WFB is entitled to be paid by the Fund a monthly advisory fee at an annual rate of 0.50% of such Fund's average daily net assets up to $250 million, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million.

For the period from October 1, 1995 to March 31, 1996, the Balanced and Equity Value Funds were advised by First Interstate Capital Management, Inc. ("FICM"). Pursuant to the advisory contracts, the Funds paid an advisory fee at an annual rate of 0.60% of average daily net assets. On April 1, 1996, First Interstate Bancorp ("FIB") was merged with and into Wells Fargo & Company ("Wells Fargo"); and FICM and First Interstate Bank of California ("FICAL") became indirect, wholly-owned subsidiaries of Wells Fargo. In connection with this merger, FICM changed its name to Wells Fargo Investment Management, Inc. ("WFIM"). For the period from April 1, 1996 to September 5, 1996, such advisory fees were paid to WFIM.

The Small Cap Fund does not directly retain an investment adviser because the Fund invests all of its assets in a Master Portfolio of MIT which, in turn, retains WFB as investment adviser.

The Company has entered into contracts with WFB on behalf of the Funds whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of average daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets in excess of $100 million. WFB will not be entitled to compensation for its custodial services to the Small Cap Fund so long as it is entitled to compensation for providing advisory services to the Master Portfolio.

For the period from October 1, 1995 to March 31, 1996, FICAL served as the custodian for the Balanced and Equity Value Funds. Pursuant to the contracts, the Funds paid a custodian fee based on net assets and certain transaction charges. For the period from April 1, 1996 to September 5, 1996, such custodian fees were paid to WFB.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to act as transfer agent for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A and Class B shares of the Funds and 0.06% of the average daily net assets of the Institutional Class shares of the Funds. Prior to February 1, 1997, under the contracts with the Growth and Income and Small Cap Funds, WFB was entitled to be paid a per account fee plus other related costs with a minimum monthly fee of $3,000

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
per Fund, unless net assets of the respective Fund were under $20 million. For as long as the net assets remained under $20 million, a Fund would not be charged any transfer agency fees by WFB. Prior to February 1, 1997, under the contracts with the Balanced and Equity Value Funds, WFB was entitled to be paid a fee at the annual rate of 0.07% of the average daily net assets of each Fund.

For the period from October 1, 1995 to September 5, 1996, the Balanced and Equity Value Funds retained Furman Selz LLC ("Furman Selz") to provide personnel and facilities to perform shareholder servicing, transfer agency related services and portfolio accounting.

The transfer agency fees of the Funds for the six months ended March 31, 1997 were as follows:

                                                                                       TRANSFER
                                                         TRANSFER     TRANSFER      AGENCY FEES
                                                      AGENCY FEES  AGENCY FEES    INSTITUTIONAL
FUND                                                      CLASS A      CLASS B            CLASS
-----------------------------------------------------------------------------------------------
Balanced Fund                                            $ 15,434       $   42          $21,515
Equity Value Fund                                           9,208          376           67,725
Growth and Income Fund                                    157,259       10,322            8,279
Small Cap Fund                                                944          489            9,090

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services to the Funds. Pursuant to the contract, WFB is entitled to an annual fee for providing shareholder servicing of 0.30% of the average daily net assets attributable to the Class A and Class B shares of the Growth and Income Fund, 0.25% of the average daily net assets attributable to the Class A and Class B shares of the Small Cap Fund, 0.25% of the average daily net assets attributable to the Institutional Class shares of Growth and Income Fund, and 0.25% of the average daily net assets of each class of the Balanced and Equity Value Funds.

For the period from October 1, 1995 to September 5, 1996, various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") also provided administrative services for the Balanced and Equity Value Funds, such as maintaining shareholder accounts and records. The Funds paid fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. During that period, FIB was the only service organization to receive payments.

---------------------
56

                                                   NOTES TO FINANCIAL STATEMENTS

The shareholder servicing fees of the Funds for the six months ended March 31, 1997 were as follows:

                                                    SHAREHOLDER   SHAREHOLDER      SHAREHOLDER
                                                      SERVICING     SERVICING   SERVICING FEES
                                                           FEES          FEES    INSTITUTIONAL
FUND                                                    CLASS A       CLASS B            CLASS
----------------------------------------------------------------------------------------------
Balanced Fund                                          $ 41,580        $   79         $ 79,847
Equity Value Fund                                        24,608           736          253,204
Growth and Income Fund                                  426,074        27,329           24,728
Small Cap Fund                                            2,182         1,088           34,040

The shareholder servicing fees of the Funds for the periods ended September 30, 1996 were as follows:

                                                    SHAREHOLDER   SHAREHOLDER      SHAREHOLDER
                                                      SERVICING     SERVICING   SERVICING FEES
                                                           FEES          FEES    INSTITUTIONAL
FUND                                                    CLASS A       CLASS B            CLASS
----------------------------------------------------------------------------------------------
Balanced Fund*                                         $ 76,743        $    0          $11,728
Equity Value Fund*                                       36,350             0           31,181
Growth and Income Fund**                                436,443        19,150            1,495
Small Cap Fund***                                             0             0            2,460

 * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

 ** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

*** INFORMATION PRESENTED IS FOR THE PERIOD FROM SEPTEMBER 16, 1996
    (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

Subject to the overall supervision of the Company's Board of Directors, WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with supervisory, administrative and distribution services. For these administrative services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds. Under the previous agreements, Stephens was entitled to receive a monthly fee at the annual rate of 0.03% of the average daily net assets of the Growth and Income Fund, and 0.05% of the average daily net assets of the Balanced, Equity Value, and Small Cap Funds.

For the period from October 1, 1995 to September 5, 1996, Furman Selz provided administrative services for the operation of the Balanced and Equity Value Funds. As compensation for such services, each Fund paid Furman Selz an annual fee, payable monthly, of up to 0.15% of the average daily net assets of each Fund.

The Company has adopted separate Distribution Plans, pursuant to Rule 12b-1, for Class A and Class B shares of the Funds.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

The Distribution Plans for the Class A shares of the Funds provide that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis up to 0.05% of the average daily net assets attributable to the Class A shares of the Growth and Income Fund and up to 0.10% of the average daily net assets attributable to the Class A shares of the Balanced, Equity Value and Small Cap Funds. Each of these Funds may participate in joint distribution activities with other funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses attributable to joint distribution activities will be allocated among the Funds in proportion to their relative net asset sizes.

For the period from October 1, 1995 to September 5, 1996, the Balanced and Equity Value Funds had adopted a non-compensatory Distribution Plan and Agreement (the "Plan") for the Class A shares. The Plan provided for payments by each Fund for actual expenses incurred, not to exceed 0.50% of the average daily net assets of the Class A shares of each Fund. Pacifica Funds Distributor Inc., an affiliate of Furman Selz, acted as Distributor during such period.

The Class B Distribution Plans provide that the Funds pay for distribution related services, a monthly fee at an annual rate of up to 0.70% of the average daily net assets attributable to the Class B shares of the Growth and Income Fund, and up to 0.75% of the average daily net assets attributable to Class B shares of the Balanced, Equity Value, and Small Cap Funds.

The Distribution Plan expenses for Class A and Class B shares of the Funds for the six months ended March 31, 1997 were as follows:

                                                                       DISTRIBUTION    DISTRIBUTION
                                                                               FEES            FEES
FUND                                                                        CLASS A         CLASS B
---------------------------------------------------------------------------------------------------
Balanced Fund                                                          $     16,633    $        229
Equity Value Fund                                                             9,842           2,211
Growth and Income Fund                                                       70,768          63,767
Small Cap Fund                                                                  883           3,285

---------------------
58

                                                   NOTES TO FINANCIAL STATEMENTS

The Distribution Plan expenses for Class A and Class B shares of the Funds for the periods ended September 30, 1996 were as follows:

                                                                       DISTRIBUTION    DISTRIBUTION
                                                                               FEES            FEES
FUND                                                                        CLASS A         CLASS B
---------------------------------------------------------------------------------------------------
Balanced Fund*                                                         $     82,632    $          0
Equity Value Fund*                                                           58,241               0
Growth and Income Fund**                                                     73,360          43,495
Small Cap Fund***                                                                 2               0

 * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

 ** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

*** INFORMATION PRESENTED IS FOR THE PERIOD FROM SEPTEMBER 16, 1996
    (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

FEES WAIVED AND REIMBURSED EXPENSES

The following amounts of fees and expenses were waived or reimbursed for the six months ended March 31, 1997:

                                                                          EXPENSES
                                                                        REIMBURSED  FEES WAIVED
FUND                                                                   BY STEPHENS       BY WFB
-----------------------------------------------------------------------------------------------
Balanced Fund                                                               $    0     $115,650
Equity Value Fund                                                                0       54,206
Growth and Income Fund                                                           0        2,415
Small Cap Fund                                                              33,001       85,899

The following amounts of fees were waived for the periods ended September 30, 1996:

                                                          FEES WAIVED    FEES WAIVED    FEES WAIVED
                                                                   BY             BY             BY
FUND                                                      FURMAN SELZ           FICM            WFB
---------------------------------------------------------------------------------------------------
Balanced Fund*                                            $    51,374    $     4,608    $   153,598
Equity Value Fund*                                             94,068              0          8,217
Growth and Income Fund**                                          N/A            N/A         15,737
Small Cap Fund***                                                 N/A            N/A          1,815

 * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

 ** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

*** INFORMATION PRESENTED IS FOR THE PERIOD FROM SEPTEMBER 16, 1996
    (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens. WFB and Stephens have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the total fund operating expenses do not exceed, on an annual basis, 1.13% of the average net assets of the Institutional Class shares of the

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Growth and Income Fund and 1.05%, 1.70%, and 0.95% of the average daily net assets of the Class A, Class B, and Institutional Class shares, respectively, of the Balanced and Equity Value Funds, through August 31, 1997.

Certain officers and directors of the Company are also officers of Stephens. As of March 31, 1997, Stephens owned 7 shares each of the Balanced and Equity Value Funds, 114 shares of the Growth and Income Fund and 3 shares of the Small Cap Fund.

Stephens has retained $1,960,806 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $1,938,506 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the six months ended March 31, 1997, were as follows:

                                                                  GROWTH AND
AGGREGATE PURCHASES                         BALANCED      EQUITY      INCOME
AND SALES                                       FUND  VALUE FUND        FUND
-------------------------------------------------------------------------------------
Total purchases at cost                   $ 102,354,983  $ 202,493,616  $ 133,724,795
Total sales proceeds                         40,134,721     95,723,425    121,731,930

---------------------
60

                                                   NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 1997, there were 91 billion shares of $0.001 par value capital stock authorized by the Company. At March 31, 1997, each Fund was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares. Capital share transactions for the Funds were as follows:

                                                                   BALANCED FUND
                                          --------------------------------------
                                           FOR THE SIX      FOR THE      FOR THE
                                          MONTHS ENDED   YEAR ENDED   YEAR ENDED
                                             MARCH 31,    SEPT. 30,    SEPT. 30,
                                                  1997         1996         1995
--------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                       94,369     1,412,249    1,142,667
  Shares issued in reinvestment of
    dividends -- Class A                       67,767       371,899      717,293
  Shares redeemed -- Class A                 (376,563)   (6,456,262)  (3,620,385)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                      (214,427)   (4,672,114)  (1,760,425)
  Shares sold -- Class B                       27,480           151          N/A
  Shares issued in reinvestment of
    dividends -- Class B                           42             0          N/A
  Shares redeemed -- Class B                     (149)            0          N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                        27,373           151          N/A
  Shares sold -- Institutional Class          255,508    10,145,092          N/A
  Shares issued in reinvestment of
    dividends -- Institutional Class          137,837       925,429          N/A
  Shares redeemed -- Institutional Class   (2,085,655)   (4,755,966)         N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS        (1,692,310)    6,314,555          N/A

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                                 EQUITY VALUE FUND
                                          ----------------------------------------
                                           FOR THE SIX        FOR THE      FOR THE
                                          MONTHS ENDED     YEAR ENDED   YEAR ENDED
                                             MARCH 31,      SEPT. 30,    SEPT. 30,
                                                  1997           1996         1995
----------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      239,630       2,375,877          N/A
  Shares issued in reinvestment of
    dividends -- Class A                       16,068         248,462          N/A
  Shares redeemed -- Class A                 (272,081)    (14,009,327)         N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                       (16,383)    (11,384,988)         N/A
  Shares sold -- Class B                      215,907               3          N/A
  Shares issued in reinvestment of
    dividends -- Class B                           85               0          N/A
  Shares redeemed -- Class B                     (871)              0          N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                       215,121               3          N/A
  Shares sold -- Institutional Class          919,441      18,333,654    8,141,771
  Shares issued in reinvestment of
    dividends -- Institutional Class          136,028       2,574,515      969,487
  Shares redeemed -- Institutional Class   (3,998,514)     (4,577,809)  (9,924,924)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS        (2,943,045)     16,330,360     (813,666)

---------------------
62

                                                   NOTES TO FINANCIAL STATEMENTS

                                                             GROWTH AND INCOME FUND
                                          -----------------------------------------
                                           FOR THE SIX    FOR THE NINE      FOR THE
                                          MONTHS ENDED    MONTHS ENDED   YEAR ENDED
                                             MARCH 31,       SEPT. 30,     DEC. 31,
                                                  1997        1996 (1)         1995
-----------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                    2,263,021       5,108,374     3,775,466
  Shares issued in reinvestment of
    dividends -- Class A                       83,226       1,005,634       726,595
  Shares redeemed -- Class A               (1,793,908)     (2,246,108)   (2,208,631)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                       552,339       3,867,900     2,293,430
  Shares sold -- Class B                      788,072         653,910       386,746
  Shares issued in reinvestment of
    dividends -- Class B                        3,523          69,929        14,982
  Shares redeemed -- Class B                 (112,577)        (97,407)      (20,798)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                       679,018         626,432       380,930
  Shares sold -- Institutional Class          180,805         897,195           N/A
  Shares issued in reinvestment of
    dividends -- Institutional Class            3,005               0           N/A
  Shares redeemed -- Institutional Class     (189,127)        (16,307)          N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS            (5,317)        880,888           N/A

(1) "SHARES SOLD" INCLUDES 36,809 FOR CLASS A AND 865,446 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                          SMALL CAP FUND
                                          ------------------------------
                                                          FROM SEPT. 16,
                                           FOR THE SIX              1996
                                          MONTHS ENDED  (COMMENCEMENT OF
                                             MARCH 31,    OPERATIONS) TO
                                                  1997    SEPT. 30, 1996
------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      185,292            4,273
  Shares issued in reinvestment of
    dividends -- Class A                            0                0
  Shares redeemed -- Class A                  (25,880)               0
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                       159,412            4,273
  Shares sold -- Class B                      108,204                1
  Shares issued in reinvestment of
    dividends -- Class B                            0                0
  Shares redeemed -- Class B                   (7,585)               0
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                       100,619                1
  Shares sold -- Institutional Class          579,679        1,096,256
  Shares issued in reinvestment of
    dividends -- Institutional Class                0                0
  Shares redeemed -- Institutional Class     (137,779)          (2,487)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS           441,900        1,093,769

5. REORGANIZATION OF SMALL CAP FUND

The Small Cap Master Portfolio is the successor to certain assets of the Small Capitalization Growth Fund for Employee Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by WFB. Immediately prior to the commencement of the Small Cap Fund's operations, the assets of the Collective Investment Fund were purchased by the Small Cap Master Portfolio and the Collective Investment Fund redeemed all of its outstanding interests and ceased operating as a trust. The Small Cap Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

---------------------
64

                                                    INDEPENDENT AUDITORS' REPORT
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Balanced Fund, Equity Value Fund, and Growth and Income Fund, and the statement of assets and liabilities of the Small Cap Fund (four of the funds comprising Stagecoach Funds, Inc.) as of March 31, 1997, and the related statements of operations of the Balanced Fund and Equity Value Fund for the six months ended March 31, 1997, and the year ended September 30, 1996, the Growth and Income Fund for the six months ended March 31, 1997, and the nine months ended September 30, 1996, and the Small Cap Fund for the six months ended March 31, 1997, and the period from September 16, 1996 (commencement of operations) to September 30, 1996, the statements of changes in net assets of the Balanced Fund and Equity Value Fund for the six months ended March 31, 1997, and the year ended September 30, 1996, the Growth and Income Fund for the six months ended March 31, 1997, the nine months ended September 30, 1996, and the year ended December 31, 1995, and the Small Cap Fund for the six months ended March 31, 1997, and the period from September 16, 1996 (commencement of operations) to September 30, 1996, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Balanced Fund and Equity Value Fund, all years or periods indicated in the accompanying financial statements and financial highlights ending prior to October 1, 1995, were audited by other auditors whose reports dated November 15, 1995, and November 22, 1994, expressed unqualified opinions on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of March 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

                   [SIG]
[KPMG Peat Marwick LLP]

SAN FRANCISCO, CALIFORNIA
MAY 9, 1997

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
66

                              MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 83.95%
             ADVERTISING - 2.86%
     54,125  HA-LO Industries Inc+                                           $  1,154,104  $     825,406
      9,000  Outdoor Systems Inc+                                                 250,500        268,875
                                                                             ------------  --------------
                                                                             $  1,404,604  $   1,094,281

             BIOTECHNOLOGY - 1.61%
     52,000  Neurex Corp+                                                    $    852,750  $     617,500

             CAPITAL GOODS - 9.15%
      6,000  Advanced Digital Information Corp+                              $    102,000  $      76,500
     20,000  Bitstream Inc+                                                       115,420         87,500
      7,000  Checkfree Corp+                                                      103,250         84,875
     20,000  Crystal Systems Solutions+                                           150,000        240,000
      5,000  ESS Technology Inc+                                                  161,656        121,250
     27,000  ILOG SA-Sponsored ADR+                                               304,200        195,750
     20,000  Integrated Circuit Systems+                                          270,626        285,000
     37,000  Integrated Process Equipment Corp+                                   904,695        619,750
     30,000  Inter-Tel Inc+                                                       594,375        341,250
     14,000  Neomagic Corp+                                                       169,250        176,750
     20,000  Planning Sciences Int-SP ADR+                                        285,938        180,000
     34,000  Siebel Systems Inc+                                                  603,750        569,500
     25,000  Talx Corp+                                                           233,750        193,750
     20,000  Xcellenet Inc+                                                       354,371        330,000
                                                                             ------------  --------------
                                                                             $  4,353,281  $   3,501,875

             COMMERCIAL SERVICES - 0.42%
     20,000  Stericycle Inc+                                                 $    187,500  $     160,000

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE - 1.17%
     14,000  Integrated Systems Inc+                                         $    361,875  $     189,000
     10,023  Pure Atria Corp+                                                     324,795        171,017
      3,000  Veritas Software Corp+                                               132,500         88,875
                                                                             ------------  --------------
                                                                             $    819,170  $     448,892

             COMPUTER SYSTEMS - 1.99%
     31,500  Clarify Inc+                                                    $    917,869  $     759,938

             CONSUMER - BASIC - 9.82%
     10,000  Algos Pharmaceuticals Corp+                                     $    197,080  $     167,500
     20,500  Enterprises Systems Inc+                                             504,479        461,250
     13,500  Medicis Pharmaceutical Corp+                                         416,875        401,625
     32,500  Orthodontic Centers of America Inc+                                  685,314        438,750
     17,391  Pathogenesis Corp+                                                   365,859        434,775
     29,000  Renal Treatment Centers+                                             843,399        652,500
     30,000  Selfcare Inc+                                                        300,000        262,500
     35,000  Suiza Foods Corp+                                                    770,000        936,250
                                                                             ------------  --------------
                                                                             $  4,083,006  $   3,755,150

             CONSUMER-DISCRETIONARY - 6.11%
     38,000  Equity Corp International+                                      $    771,750  $     798,000
     40,000  North Cranberries Inc                                                931,550        725,000
     20,000  Prime Hospitality Corp+                                              351,015        312,500
     55,556  Quadrax Corp+                                                         81,598         38,195
     14,000  UOL Publishing Inc+                                                  182,000        168,000
     18,900  V-One Corp+                                                           94,500        108,675
     20,000  Viisage Technology+                                                  217,813        187,500
                                                                             ------------  --------------
                                                                             $  2,630,226  $   2,337,870

             ELECTRICAL EQUIPMENT - 0.47%
     31,500  Interlink Electronics Inc+                                      $    216,563  $     181,125

------------------------
68

                              MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 5.83%
     24,000  American Exploration Co+                                        $    311,320  $     270,000
     32,000  American Oilfield Divers Inc+                                        396,906        360,000
     20,000  Marine Drilling Co Inc+                                              332,500        355,000
     20,000  Pride Petroleum Services Inc+                                        447,500        415,000
      8,000  Production Operators Corp+                                           389,000        453,000
     16,000  Smedvig ASA - Sponsored ADR Class B+                                 352,918        378,000
                                                                             ------------  --------------
                                                                             $  2,230,144  $   2,231,000

             ENTERTAINMENT & LEISURE - 3.12%
     32,000  Family Golf Centers Inc+                                        $    920,875  $     626,000
     21,000  Regal Cinemas Inc+                                                   537,200        567,000
                                                                             ------------  --------------
                                                                             $  1,458,075  $   1,193,000

             FINANCE & RELATED - 7.69%
     35,000  Applied Graphics Technologies+                                  $    940,000  $   1,238,125
      7,000  Criimi Mae Inc                                                       118,642        103,250
     25,000  Envoy Corp (New)+                                                    838,125        584,375
     22,000  IMC Mortgage Co+                                                     404,313        324,500
     15,000  Redwood Trust Inc                                                    477,500        693,750
                                                                             ------------  --------------
                                                                             $  2,778,580  $   2,944,000

             FOOD & RELATED - 0.48%
     15,000  NuCo2 Inc+                                                      $    326,250  $     183,750

             GENERAL BUSINESS & RELATED - 12.37%
     15,000  American Residential Services+                                  $    250,635  $     286,875
     14,391  Billing Information Concepts+                                        446,221        345,384
     20,000  Education Management Corp+                                           300,000        455,000
     40,000  Intelligroup Inc+                                                    434,941        405,000
     16,400  NCO Group+                                                           251,325        358,750
     25,000  NHP Inc+                                                             475,000        581,250
     32,000  Renter's Choice Inc+                                                 561,688        460,000
     24,000  Romac International Inc+                                             581,317        424,500
     16,000  Staffmark Inc+                                                       222,264        210,000

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     36,000  Superior Telecom Inc+                                           $    863,193  $     747,000
     67,000  VDI Media Corp+                                                      468,045        460,625
                                                                             ------------  --------------
                                                                             $  4,854,629  $   4,734,384

             HEALTHCARE - 1.63%
     20,000  Genesis Health Ventures Inc+                                    $    632,800  $     625,000

             MANUFACTURING PROCESSING - 8.11%
     30,000  Cima Labs Inc+                                                  $    213,750  $     180,000
     30,000  Costilla Energy Inc+                                                 376,250        435,000
     11,000  Eagle Hardware & Garden+                                             211,750        198,000
      6,680  Fresenius Medical Care - ADR+                                        151,682        203,740
     35,000  Imperial Credit Industries+                                          637,403        704,375
     13,000  KOS Pharmaceuticals Inc+                                             195,000        260,000
     47,000  Philip Environmental Inc+                                            601,188        710,875
     42,000  Sunquest Information Systems+                                        678,500        409,500
                                                                             ------------  --------------
                                                                             $  3,065,523  $   3,101,490

             MEDICAL EQUIPMENT & SUPPLIES - 1.49%
     25,000  Endosonics Corp+                                                $    346,275  $     237,500
     23,000  Ultrafem Inc+                                                        370,702        330,625
                                                                             ------------  --------------
                                                                             $    716,977  $     568,125

             MISCELLANEOUS STOCKS - 4.11%
     28,000  JDA Software Group Inc+                                         $    717,417  $     570,500
     48,169  Mail Boxes Etc+                                                      967,555      1,002,517
                                                                             ------------  --------------
                                                                             $  1,684,972  $   1,573,017

             PHARMACEUTICALS - 0.60%
     10,000  Anesta Corp+                                                    $    135,000  $     172,500
     10,000  Aronex Pharmaceuticals Inc+                                          103,750         57,500
                                                                             ------------  --------------
                                                                             $    238,750  $     230,000

------------------------
70

                              MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             SHELTER & RELATED - 1.19%
     18,750  American Homestar Corp+                                         $    343,750  $     328,125
     17,000  Colonial Downs Holdings Class A+                                     162,375        125,375
                                                                             ------------  --------------
                                                                             $    506,125  $     453,500

             TELECOMMUNICATIONS - 1.63%
     20,000  Intermedia Communications Inc+                                  $    614,653  $     332,500
     25,000  Winstar Communications Inc+                                          471,250        290,625
                                                                             ------------  --------------
                                                                             $  1,085,903  $     623,125

             TRANSPORTATION - 1.24%
     18,000  Atlas Air Inc+                                                  $    636,643  $     472,500

             UTILITIES - 0.86%
     10,000  KCS Energy                                                      $    335,000  $     328,750
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $ 36,015,340  $  32,118,272

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 15.38%
             REPURCHASE AGREEMENTS - 15.38%
$ 1,465,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        04/01/97   $   1,465,000
  1,700,000  HSBC Securities Inc Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.38          04/01/97       1,700,000
  1,638,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          04/01/97       1,638,000
  1,082,000  Morgan Stanley & Co Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.20          04/01/97       1,082,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   5,885,000
             (Cost $5,885,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $41,900,340)* (Notes 1 and 3)                      99.33%               $   38,003,272
              Other Assets and Liabilities, Net                         0.67                       256,543
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   38,259,815
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  2,026,978
Gross Unrealized Depreciation     (5,924,046)
                                ------------
NET UNREALIZED DEPRECIATION     $ (3,897,068)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
72

                              STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                               SMALL CAP
                                                  MASTER
                                               PORTFOLIO
--------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $38,003,272
  Cash                                           218,696
Receivables:
  Dividends and Interest                          10,039
  Investment securities sold                     244,255
TOTAL ASSETS                                  38,476,262
LIABILITIES
Payables:
  Investment securities purchased                130,980
  Distribution to beneficial interest
    holders                                       21,268
  Due to adviser (Note 2)                         30,440
  Other                                           33,759
TOTAL LIABILITIES                                216,447
TOTAL NET ASSETS                             $38,259,815
INVESTMENT AT COST (NOTE 3)                  $41,900,340
--------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF OPERATIONS

                                                  SMALL CAP MASTER PORTFOLIO
                                          ----------------------------------
                                                              FROM SEPT. 16,
                                                                        1996
                                             FOR THE SIX       (COMMENCEMENT
                                            MONTHS ENDED   OF OPERATIONS) TO
                                          MARCH 31, 1997  SEPTEMBER 30, 1996
----------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                               $       32,148  $              390
  Interest                                       122,485               4,504
TOTAL INVESTMENT INCOME                          154,633               4,894
EXPENSES (NOTE 2)
  Advisory fees                                  101,857               6,129
  Custody fees                                     5,325                 375
  Portfolio accounting fees                       14,506                 797
  Legal and audit fees                            27,811               2,664
  Other                                            7,514                 410
TOTAL EXPENSES                                   157,013              10,375
Less:
  Waived fees and expenses reimbursed            (31,728)                  0
NET EXPENSES                                     125,285              10,375
NET INVESTMENT INCOME (LOSS)                      29,348              (5,481)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               (1,545,385)             60,298
  Net change in unrealized appreciation
    (depreciation) of investments             (4,389,698)            492,630
NET GAIN (LOSS) ON INVESTMENTS                (5,935,083)            552,928
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $   (5,905,735) $          547,447
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
74

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                              SMALL CAP MASTER PORTFOLIO
                                             ---------------------------
                                                              FROM SEPT.
                                                                16, 1996
                                                             (COMMENCEMENT
                                             FOR THE SIX              OF
                                                  MONTHS     OPERATIONS)
                                                   ENDED              TO
                                               MARCH 31,       SEPTEMBER
                                                    1997        30, 1996
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $    29,348     $    (5,481)
  Net realized gain (loss) on sale of
    investments                               (1,545,385)         60,298
  Net change in unrealized appreciation
    (depreciation) of investments             (4,389,698)        492,630
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    (5,905,735)        547,447
NET INCREASE IN NET ASSETS RESULTING
 FROM BENEFICIAL INTEREST TRANSACTIONS        17,869,288      25,748,815
INCREASE IN NET ASSETS                        11,963,553      26,296,262
NET ASSETS:
  Beginning net assets                        26,296,262               0
  ENDING NET ASSETS                          $38,259,815     $26,296,262
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

The Small Cap Master Portfolio (the "Master Portfolio") is a series of Master Investment Trust (the "Trust"), a business trust organized under the laws of Delaware on August 14, 1991. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the issuance of beneficial interests ("interests"). The Trust currently issues nine series of investment portfolios: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Tax-Free Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap and U.S. Government Allocation Master Portfolios. These financial statements represent only the Small Cap Master Portfolio.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

The Master Portfolio's investments include equities, fixed-, variable- and floating-rate instruments. Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the last reported bid prices. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, excluding debt securities maturing in 60 days or less, are valued at the most recent bid prices, or if such prices are not readily available, at fair value as determined in accordance with procedures adopted by the Board of Trustees. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date, interest income is accrued daily. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such

---------------------
76

                                                   NOTES TO FINANCIAL STATEMENTS
securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Portfolio of Investments of the Master Portfolio. The Master Portfolios may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at March 31, 1997 are collateralized by U.S. Government obligations.

FEDERAL INCOME TAXES

The Master Portfolio intends to qualify for federal income tax purposes as a partnership. Management of the Master Portfolio therefore believes that it will not be subject to any federal or state income tax on its income and net capital gains (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the partnership's income for purposes of determining its federal and state income tax liabilities. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder.

It is intended that the Master Portfolio's assets, income, gain/loss and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests all of its assets in the Master Portfolio.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an advisory contract with WFB on behalf of the Master Portfolio. Pursuant to the contract, WFB furnishes investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Under the contract WFB is entitled to receive a monthly advisory fee at an annual rate of 0.60% of the Master Portfolio's average daily net assets.

The Trust has also entered into a contract with WFB whereby WFB has agreed to provide custody and portfolio accounting services for the Master Portfolio. For providing custody services, WFB is entitled to certain transaction charges plus an annual fee at a rate of 0.0167% of the Master Portfolio's average daily net assets. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus an annual fee of 0.07% of the first $50 million of the Master Portfolio's average daily net assets, 0.045% of the next $50 million, and 0.02% of the Master Portfolio's average daily net assets in excess of $100 million.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for the Small Cap Master Portfolio for the six months ended March 31, 1997, were as follows:

AGGREGATE PURCHASES
AND SALES
---------------------------------------------------
Total purchases at cost                   $34,911,838
Total sales proceeds                      20,158,383

4. FINANCIAL HIGHLIGHTS

The portfolio turnover rates, exclusive of short-term securities, and average commission rate paid for the Small Cap Master Portfolio for the stated periods were as follows:

                                                       SMALL CAP MASTER PORTFOLIO
                                          ---------------------------------------
                                           FOR THE SIX    FROM SEPTEMBER 16, 1996
                                          MONTHS ENDED           (COMMENCEMENT OF
                                             MARCH 31,                OPERATIONS)
                                                  1997      TO SEPTEMBER 30, 1996
---------------------------------------------------------------------------------
Portfolio Turnover                                 69%                        10%
Average Commission Rate Paid                   $0.0764                    $0.0800

---------------------
78

TO THE UNITHOLDERS AND BOARD OF TRUSTEES
MASTER INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Small Cap Master Portfolio (one of the master portfolios comprising Master Investment Trust) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the six months ended March 31, 1997, and for the period from September 16, 1996 (commencement of operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Master Portfolio of Master Investment Trust as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

                   [SIG]
[KPMG Peat Marwick LLP]

SAN FRANCISCO, CALIFORNIA
MAY 9, 1997

                                                           ---------------------

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---------------------
80

                                                           LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

                                                           ---------------------

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---------------------
82

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-260-5969. Read the prospectus carefully before you invest or send money.

SCF 077 (5/97)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

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                                               -C- 1997 Stagecoach Funds